UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2 /28 /2010

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate Form N-CSR will be filed for these series as appropriate.

Dreyfus Emerging Leaders Fund
Dreyfus International Value Fund
Dreyfus Midcap Value Fund
Dreyfus Opportunistic Small Cap Fund
Dreyfus Strategic Value Fund
Dreyfus Structured Midcap Fund
Dreyfus Technology Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus
Emerging Leaders Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Leaders Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Leaders Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Equity markets began the reporting period in the midst of a broad-based rebound in security prices, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the stock market, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors. And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be many opportunities for investors over the months to come. As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of September 1, 2009, through February 28, 2010, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus Emerging Leaders Fund produced a total return of 11.45%.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a 10.59% total return for the same period.2

The U.S. stock market continued to rebound over the reporting period as the domestic economy recovered from the 2008 recession and banking crisis. The fund produced a higher return than its benchmark, which we attribute to successful stock selections in the technology, health care and materials sectors.

On February 8, 2010, David A. Daglio became the fund’s primary portfolio manager.

The Fund’s Investment Approach

Effective February 8, 2010, stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis.

The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment.A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Recovery Fueled Healthy Small Cap Gains

The reporting period witnessed the continuation of an economic recovery and stock market rally that had begun earlier in 2009.Although unemployment and foreclosure rates continued to climb during the fall of last year, accelerating manufacturing activity and an apparent bottoming of residential housing prices helped support improved confidence among businesses, consumers and investors.As was the case since the rally began, investors generally continued to search for bargains among small cap stocks that had been severely punished during the downturn.

As the calendar year 2010 began, concerns over the debt crisis in Greece and its ramifications on the European Union caused a modest pullback in small cap stocks. However, as proposals for assistance to Greece from European Union and the International Monetary Fund were announced, investor focus returned to the exceptional recovery in profits for many U.S.-based companies and the performance of small cap stocks turned positive for the first two months of the 2010.

Stock Selection Strategies Drove Fund Performance

The fund participated fully in the market rebound. As the economy recovered, the fund achieved strong results from its stock selection strategy across a variety of market sectors. In the technology sector, electronic equipment manufacturer Starent Networks gained value when it received an acquisition offer from Cisco Systems at a substantial premium to its then-prevailing stock price. Networking specialist Acme Packet advanced amid robust demand for its products, and Enterprise software developer Manhattan Associates lifted profits through effective cost-cutting.Technology-oriented conglomerate M&FWorldwide Corp. saw its stock price rise after an analyst’s positive recommendation raised the company’s profile among investors.

Among health care companies, orthodontics pioneer Align Technology provided earnings guidance that exceeded analysts’ expectations. Biotechnology firm Momenta Pharmaceuticals benefited from several promising products under development. Drug developer EnVivo Pharmaceuticals reduced its research-and-development costs while achieving strong sales of a new medicine. In the basic materials sector, specialty paper producer Glatfelter boosted its quarterly profits through the sale of alternative energy credits related to burning renewable energy sources such as black liquor and wood waste.

4

Disappointments during the reporting period included the industrials sector, where gas storage equipment provider Chart Industries encountered obstacles in integrating a recent acquisition, resulting in higher costs. In the financial services sector, asset management firm Knight Capital Group suffered from elevated execution and clearing costs, and Bank Mutual Corp. was hurt by loan losses and expectations of slowing growth. Finally, in the consumer durables sector, car and truck dealer Lithia Motors produced mixed results in 2009 and issued lower-than-expected guidance for 2010.

Finding Catalysts for Greater Value

Since taking the reins in early February, the new management team has adjusted the fund’s investments to conform to our investment approach.

Despite consensus forecasts for a subpar economic recovery, we remain optimistic that sectors of the U.S. economy could experience a much stronger than expected recovery in operating profitability and cash flow. In addition, surviving companies that possess a strong economic balance sheet will be in an excellent position to gain market share, expand capacity and enter into attractive new products and geographies.

Although the market has experienced a meaningful recovery off its oversold condition of a year ago, we are still finding plenty of new investment candidates. We are confident that our investment process of identifying companies with strong mid-cycle fundamentals, purchasing their stock at a significant discount from our IntrinsicValuation and keeping your fund balanced with the reward to risk opportunities in the market will allow the fund to outperform the market over the long term.

March 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The Dreyfus Corporation has undertaken to absorb certain fund expenses pursuant to an agreement in effect through March 31,
2011, at which time it may be extended, terminated or modified.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

Expenses paid per $1,000†	$7.34
Ending value (after expenses)	$1,114.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

Expenses paid per $1,000†	$7.00
Ending value (after expenses)	$1,017.85

† Expenses are equal to the fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)
Commercial & Professional Services—4.9%
CDI	40,850	583,746
Forrester Research	42,040 [a]	1,259,098
Interpublic Group of Cos.	307,860 [a]	2,308,950
ITT Educational Services	13,410 [a,b]	1,462,226
Kelly Services, Cl. A	37,280 [a]	586,414
Spherion	76,960 [a]	605,675
		6,806,109
Consumer Durables—7.1%
American Axle & Manufacturing Holdings	144,110 [a,b]	1,413,719
ArvinMeritor	254,590 [a]	2,968,519
Avery Dennison	20,490	647,484
Dana Holding	167,190 [a]	1,900,950
Furniture Brands International	156,860 [a]	859,593
Navistar International	17,560 [a]	687,650
WABCO Holdings	52,620	1,407,059
		9,884,974
Consumer Non-Durables—.5%
Nash Finch	18,890	666,250
Consumer Services—7.5%
Belo, Cl. A	333,790	2,246,407
Brinker International	181,230	3,282,075
CBS, Cl. B	63,530	825,255
New York Times, Cl. A	151,650 [a]	1,659,051
Orient-Express Hotels, Cl. A	213,820 [a]	2,443,963
		10,456,751
Energy Minerals—2.8%
Comstock Resources	36,240 [a]	1,251,005
Key Energy Services	140,400 [a]	1,423,656
Matrix Service	61,250 [a]	655,375
Pioneer Drilling	92,250 [a]	658,665
		3,988,701
Finance—15.3%
BioMed Realty Trust	135,810 [c]	2,098,265
CB Richard Ellis Group, Cl. A	116,050 [a]	1,531,860
Chimera Investment	288,800	1,155,200
FBR Capital Markets	124,790 [a]	675,114

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Finance (continued)
Glacier Bancorp	50,430	731,235
Hanover Insurance Group	23,550	992,632
Huntington Bancshares	725,030	3,487,394
Jones Lang LaSalle	16,480	1,049,611
National Penn Bancshares	284,580	1,960,756
PacWest Bancorp	36,880 [b]	748,664
Pinnacle Financial Partners	85,460 [a,b]	1,291,301
Portfolio Recovery Associates	23,330 [a,b]	1,244,189
StanCorp Financial Group	25,090	1,078,368
TradeStation Group	134,660 [a]	929,154
United Community Banks	161,410 [a,b]	669,852
Waddell & Reed Financial, Cl. A	51,690	1,699,567
		21,343,162
Health Care Technology—9.3%
Abraxis Bioscience	20,560 [a]	665,116
Amedisys	51,330 [a,b]	2,959,174
Cooper	74,250	2,974,455
Emergent Biosolutions	112,480 [a]	1,648,957
King Pharmaceuticals	286,300 [a]	3,220,875
Medicines	107,480 [a]	827,596
Pain Therapeutics	114,580 [a]	693,209
		12,989,382
Industrial Services—6.9%
Granite Construction	67,800	1,873,314
Kaman	54,350	1,301,682
KHD Humboldt Wedag International	35,030 [a]	474,657
Lennox International	38,570	1,627,654
Quanex Building Products	41,220	642,208
Simpson Manufacturing	88,090	2,165,252
Sterling Construction	28,880 [a]	566,914
UAL	61,520 [a,b]	1,055,068
		9,706,749
Process Industries—4.5%
Cabot	75,220	2,185,893
Celanese, Ser. A	17,970	560,484
Massey Energy	22,060	950,124

8

Common Stocks (continued)	Shares	Value ($)
Process Industries (continued)
Mohawk Industries	13,980 [a]	721,088
Temple-Inland	100,190	1,865,538
		6,283,127
Producer Manufacturing—7.2%
Actuant, Cl. A	143,670	2,601,864
Altra Holdings	66,020 [a]	762,531
Columbus McKinnon	49,090 [a]	706,405
FreightCar America	20,650	437,160
Griffon	61,700 [a]	763,846
Myers Industries	62,530	579,653
Sauer-Danfoss	59,150 [a]	711,575
Textron	177,520	3,536,198
		10,099,232
Retail Trade—9.5%
AnnTaylor Stores	99,500 [a]	1,712,395
Bebe Stores	152,390	1,284,648
Brown Shoe	79,370	1,097,687
Callaway Golf	137,640	1,091,485
Crocs	156,260 [a]	1,101,633
Genesco	33,070 [a]	791,365
OfficeMax	139,450 [a]	2,227,017
Saks	476,160 [a,b]	3,323,597
Wet Seal, Cl. A	153,810 [a]	616,778
		13,246,605
Technology Services—12.6%
Brocade Communications Systems	90,900 [a]	529,038
Cadence Design Systems	179,010 [a]	1,020,357
Emulex	56,070 [a]	712,089
Encore Wire	52,900	1,063,290
Lattice Semiconductor	57,170 [a]	164,078
Lawson Software	183,870 [a]	1,106,897
Micros Systems	38,270 [a]	1,149,631
Microsemi	100,570 [a]	1,559,841
Omnicell	54,630 [a]	739,144
Rovi	41,470 [a]	1,389,245
ScanSource	83,530 [a]	2,171,780

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Technology Services (contiued)
Take-Two Interactive Software	144,580 [a,b]	1,390,860
Vishay Intertechnology	331,590 [a]	3,398,798
Websense	58,200 [a]	1,248,972
		17,644,020
Telecommunication Services—2.1%
Cbeyond	98,030 [a]	1,215,572
Leap Wireless International	27,910 [a,b]	398,276
NTELOS Holdings	41,240	704,379
PAETEC Holding	141,380 [a]	559,865
		2,878,092
Transportation—4.5%
Con-way	55,990	1,819,115
Heartland Express	126,490	1,936,562
Old Dominion Freight Line	54,490 [a]	1,675,023
Saia	65,460 [a]	828,724
		6,259,424
Utilities—4.3%
Great Plains Energy	93,770	1,670,044
PNM Resources	128,370	1,568,681
Portland General Electric	157,370	2,831,086
		6,069,811
Total Common Stocks
(cost $130,888,099)		138,322,389

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $170,000)	170,000 [d]	170,000

10

Investment of Cash Collateral
for Securities Loaned—7.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $10,508,442)	10,508,442 [d]	10,508,442

Total Investments (cost $141,566,541)	106.6%	149,000,831
Liabilities, Less Cash and Receivables	(6.6%)	(9,283,967)
Net Assets	100.0%	139,716,864

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2010, the total market value of the fund’s securities on loan is
$10,389,513 and the total market value of the collateral held by the fund is $10,508,442.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Finance	15.3	Commercial & Professional Services	4.9
Technology Services	12.6	Process Industries	4.5
Retail Trade	9.5	Transportation	4.5
Health Care Technology	9.3	Utilities	4.3
Money Market Investments	7.6	Energy Minerals	2.8
Consumer Services	7.5	Telecommunication Services	2.1
Producer Manufacturing	7.2	Consumer Non-Durables	.5
Consumer Durables	7.1
Industrial Services	6.9		106.6

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,389,513)—Note 1(b):
Unaffiliated issuers	130,888,099	138,322,389
Affiliated issuers	10,678,442	10,678,442
Cash		1,168,628
Receivable for investment securities sold		948,472
Dividends and interest receivable		89,396
Receivable for shares of Common Stock subscribed		25,538
Prepaid expenses		12,081
		151,244,946
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		124,971
Liability for securities on loan—Note 1(b)		10,508,442
Payable for investment securities purchased		472,465
Payable for shares of Common Stock redeemed		292,605
Interest payable—Note 2		357
Accrued expenses		129,242
		11,528,082
Net Assets ($)		139,716,864
Composition of Net Assets ($):
Paid-in capital		206,701,771
Accumulated undistributed investment income—net		356,513
Accumulated net realized gain (loss) on investments		(74,775,710)
Accumulated net unrealized appreciation
(depreciation) on investments		7,434,290
Net Assets ($)		139,716,864
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		8,510,742
Net Asset Value, offering and redemption price per share ($)		16.42

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $132 foreign taxes withheld at source):
Unaffiliated issuers	1,143,791
Affiliated issuers	421
Income from securities lending—Note 1(b)	56,717
Total Income	1,200,929
Expenses:
Management fee—Note 3(a)	625,777
Shareholder servicing costs—Note 3(b)	329,849
Professional fees	28,432
Prospectus and shareholders’ reports	11,488
Custodian fees—Note 3(b)	8,362
Registration fees	7,048
Directors’ fees and expenses—Note 3(c)	3,758
Loan commitment fees—Note 2	2,843
Interest expense—Note 2	357
Miscellaneous	6,390
Total Expenses	1,024,304
Less—reduction in management fee due to undertaking—Note 3(a)	(41,463)
Less—reduction in fees due to earnings credits—Note 1(b)	(6,210)
Net Expenses	976,631
Investment Income—Net	224,298
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,911,442)
Net unrealized appreciation (depreciation) on investments	19,835,493
Net Realized and Unrealized Gain (Loss) on Investments	14,924,051
Net Increase in Net Assets Resulting from Operations	15,148,349

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
Operations ($):
Investment income—net	224,298	465,030
Net realized gain (loss) on investments	(4,911,442)	(69,962,208)
Net unrealized appreciation
(depreciation) on investments	19,835,493	(12,884,210)
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,148,349	(82,381,388)
Dividends to Shareholders from ($):
Investment income—net	(255,776)	(612,041)
Net realized gain on investments	—	(15,842,112)
Total Dividends	(255,776)	(16,454,153)
Capital Stock Transactions ($):
Net proceeds from shares sold	3,090,914	12,489,327
Dividends reinvested	251,877	16,218,155
Cost of shares redeemed	(15,472,740)	(54,297,061)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,129,949)	(25,589,579)
Total Increase (Decrease) in Net Assets	2,762,624	(124,425,120)
Net Assets ($):
Beginning of Period	136,954,240	261,379,360
End of Period	139,716,864	136,954,240
Undistributed investment income—net	356,513	387,991
Capital Share Transactions (Shares):
Shares sold	195,611	870,738
Shares issued for dividends reinvested	15,733	1,326,097
Shares redeemed	(979,669)	(3,722,956)
Net Increase (Decrease) in Shares Outstanding	(768,325)	(1,526,121)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	14.76	24.19	33.88	41.32	46.64	37.71
Investment Operations:
Investment income (loss)—net[a]	.03	.05	.08	.04	(.07)	(.05)
Net realized and unrealized
gain (loss) on investments	1.66	(7.62)	(4.27)	2.28	1.71	8.98
Total from
Investment Operations	1.69	(7.57)	(4.19)	2.32	1.64	8.93
Distributions:
Dividends from
investment income—net	(.03)	(.07)	(.00)[b]	—	—	—
Dividends from net realized
gain on investments	—	(1.79)	(5.50)	(9.76)	(6.96)	—
Total Distributions	(.03)	(1.86)	(5.50)	(9.76)	(6.96)	—
Net asset value, end of period	16.42	14.76	24.19	33.88	41.32	46.64
Total Return (%)	11.45[c]	(29.73)	(13.39)	4.68	3.31	23.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.47[d]	1.55	1.38	1.33	1.33	1.33
Ratio of net expenses
to average net assets	1.40[d]	1.43	1.37	1.33	1.15	1.26
Ratio of net investment income
(loss) to average net assets	.32[d]	.33	.31	.11	(.15)	(.12)
Portfolio Turnover Rate	132.83[c]	54.47	65.98	67.66	65.29	42.07
Net Assets, end of period
($ x 1,000)	139,717	136,954	261,379	446,201	589,889	772,010

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers ten series, including the fund. The fund’s investment objective is capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

16

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as:fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	135,403,769	—	—	135,403,769
Equity Securities—
Foreign†	2,918,620	—	—	2,918,620
Mutual Funds	10,678,442	—	—	10,678,442

†	See Statement of Investments for industry classification.

18

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecur-ring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2010,The Bank of New York Mellon earned $18,906 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

20

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $10,634,185 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: ordinary income $634,630 and long-term capital gains $15,819,523. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010, was approximately $51,400 with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has agreed from September 1, 2009 through March 31, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses (exclusive of shareholder servicing fees, taxes, brokerage commissions, interest on borrowings, commitment fees and extraordinary expenses) do not exceed 1.15% of the value of the funds average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $41,463 during the period ended February 28, 2010.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, the fund was charged $173,827 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund

22

was charged $44,600 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $6,210 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $8,362 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $94,902, shareholder services plan fees $26,362, custodian fees $5,939, chief compliance officer fees $6,124 and transfer agency per account fees $12,948, which are offset against an expense reimbursement currently in effect in the amount of $21,304.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2010, amounted to $170,082,817 and $181,803,910, respectively.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended February 28, 2010 were as follows:

Affiliated
Investment	Value			Value	% of Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	2/28/2010 ($)	Assets
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	970,000	12,958,000	13,758,000	170,000.1
Dreyfus
Institutional
Cash
Advantage
Fund	26,966,404	56,461,945	72,919,907	10,508,442	7.5
Total	27,936,404	69,419,945	86,677,907	10,678,442	7.6

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

At February 28, 2010, accumulated net unrealized appreciation on investments was $7,434,290, consisting of $8,836,904 gross unrealized appreciation and $1,402,614 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

24

For More Information

Ticker Symbol: DRELX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
International
Value Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
International Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Value Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

International equity markets began the reporting period in the midst of a broad-based rebound in security prices, as the world’s credit markets showed improvements and a global economic recovery gained momentum in the United States and around the world. The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for international stock markets, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors. And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be many opportunities for investors over the months to come. As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus International Value Fund’s Class A shares produced a total return of 1.41%, Class B shares returned 0.96%, Class C shares returned 0.91% and Class I shares returned 1.54%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”), produced a total return of 0.72% for the same period.2

Stocks continued to rally early in the reporting period as the world recovered from a recession and financial crisis, but gave back virtually all of their previous gains in early 2010, when a sovereign debt crisis in Europe weighed on investor sentiment.The fund’s returns outperformed its benchmark, as relatively strong results in the financials, technology and health care sectors were not offset by the weaker relative performance in the materials sector.

The Fund’s Investment Approach

The fund seeks long-term capital growth by ordinarily investing at least 80% of its assets in stocks of foreign issuers that we consider to be value companies. The fund normally invests in companies in at least ten foreign countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented and research-driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

Market Rally Dampened by a New Debt Crisis in Europe

The reporting period witnessed the continuation of an economic recovery that had begun earlier in 2009. Although a return to GDP

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

growth boosted confidence among businesses, consumers and investors, the global recovery was hindered by stubbornly high unemployment rates and tight credit conditions in the developed markets. Nonetheless, international stock markets mostly continued to rally through year-end. Although lower-quality stocks led the rebound, market sentiment later appeared to shift toward companies with sound business fundamentals.

However, the markets’ advance was interrupted in early 2010, when investors reacted negatively to a developing debt crisis in the European Union’s peripheral nations, most notably Greece, Spain and Ireland. As Greece struggled to service its debt obligations, European equity markets encountered renewed turbulence. This development, together with broader concerns regarding the global recovery’s strength, weighed on international stock indices, offsetting better performance in other regions, especially the Asian emerging markets.

Security Selections Produced Mixed Results

In this environment, the fund’s results were supported by its holdings in the emerging markets of Southeast Asia. Bank of China (Hong Kong) benefited from rising loan demand in a robust economy that was supported by massive government spending, and apparel maker Esprit Holdings benefited from rising consumer consumption in Asian markets. In Singapore, financial company DBS Group Holdings gained value, as did banks in Malaysia and South Korea. South Korea also was home to several electric utilities and telecommunications services providers that benefited from renewed economic growth. Although Europe was one of the poorer performing regions for the reporting period, the fund scored successes in Switzerland with pharmaceutical company Novartis and food giant Nestle.

From a market sector perspective, the financials and health care segments proved rewarding over the reporting period. In addition, the technology sector achieved above-average results, as Japanese technology producers and Taiwan’s contract manufacturers and semiconductor companies, such as Compal Electronics, benefited in the early stages of the global recovery. Other stocks that fared well over the reporting period included French drug developer Sanofi-Aventis and Dutch consumer products leader Unilever.

Positioned for the Next Phase of the Economic Cycle

As of the reporting period’s end, we remain optimistic regarding international stocks over the long term. However, over the near term, we currently are concerned about some influences that could spark renewed market volatility.The world’s developed equity markets may be challenged by mature consumer markets, high debt levels and less compelling valuations following the 2009 rebound.

However, we have continued to find what we believe to be attractive values in certain markets. For example, Japan currently looks appealing to us due to its position as a key exporter to fast-growing emerging Asian markets, and Japanese stocks seem attractively valued after a prolonged period of underperformance. Several European consumer companies have staged a quick pullback that has created potential investment opportunities.

Indeed, in contrast to the bargain-hunting rally of 2009, we believe that international equity markets in 2010 are likely to be driven by the fundamental strengths and weaknesses of individual companies. If investors place a premium on companies with strong brands, healthy balance sheets, innovative products and growing revenues and earnings, as we expect them to do, the international stock market environment may prove to be well suited to our bottom-up, value-oriented investment process.

March 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Value Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.34	$ 10.66	$ 10.51	$ 4.70
Ending value (after expenses)	$1,014.10	$1,009.60	$1,009.10	$1,015.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 6.36	$ 10.69	$ 10.54	$ 4.71
Ending value (after expenses)	$1,018.50	$1,014.18	$1,014.33	$1,020.13

† Expenses are equal to the fund’s annualized expense ratio of 1.27% for Class A, 2.14% for Class B, 2.11% for
Class C and .94% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

Common Stocks—96.2%	Shares	Value ($)
Australia—4.4%
Amcor	283,658	1,507,494
BlueScope Steel	357,720 [a]	775,826
Foster’s Group	349,050	1,686,096
Incitec Pivot	134,063	389,278
Insurance Australia Group	596,697	2,112,306
National Australia Bank	117,710	2,683,714
Nufarm	152,070	1,326,057
		10,480,771
Brazil—.4%
Petroleo Brasileiro, ADR	19,670	838,925
China—.4%
PetroChina, ADR	8,141	911,141
Finland—2.9%
Nokia	433,210	5,836,891
UPM-Kymmene	104,803	1,123,807
		6,960,698
France—11.9%
Cap Gemini	23,230	1,070,244
Carrefour	52,490	2,421,873
Credit Agricole	120,336	1,789,310
Danone	36,840	2,154,518
France Telecom	104,945	2,461,435
GDF Suez	60,895	2,236,299
Lagardere	25,660	936,918
Sanofi-Aventis	70,200	5,135,000
Societe Generale	52,092	2,865,627
Total	94,390	5,267,024
Vivendi	83,842	2,112,033
		28,450,281
Germany—6.1%
Allianz	8,700	1,004,575
Bayer	19,630	1,300,915
Daimler	38,096	1,590,446
Deutsche Lufthansa	72,110	1,076,151
Deutsche Telekom	63,100	811,949
E.ON	76,450	2,722,698

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Germany (continued)
HeidelbergCement	12,810	652,797
Muenchener Rueckversicherungs	11,270	1,744,057
RWE	16,934	1,436,070
Siemens	21,160	1,814,908
Wincor Nixdorf	6,160	417,587
		14,572,153
Greece—.4%
Public Power	59,720 [a]	898,565
Hong Kong—2.6%
BOC Hong Kong Holdings	432,100	974,182
China Mobile, ADR	24,090	1,190,769
Esprit Holdings	191,623	1,366,417
Hang Seng Bank	72,600	1,061,574
Hutchison Whampoa	194,200	1,393,549
Johnson Electric Holdings	538,000 [a]	275,163
		6,261,654
Italy—2.8%
Banco Popolare	94,310 [a]	600,353
ENI	52,545	1,185,554
Finmeccanica	168,026	2,172,395
Saras	605,330	1,389,687
Unipol Gruppo Finanziario	1,107,934 [a]	1,234,809
		6,582,798
Japan—24.1%
Aeon	39,390	405,228
Astellas Pharma	34,200	1,287,625
Bridgestone	108,600	1,904,427
Chuo Mitsui Trust Holdings	713,560	2,570,085
Credit Saison	74,900	954,323
Daiwa House Industry	167,600	1,795,883
East Japan Railway	37,100	2,555,597
INPEX	108	790,140
JS Group	57,400	1,131,267
Kao	27,000	690,461
KDDI	372	1,984,670
Medipal Holdings	17,300	204,652

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Mitsubishi Chemical Holdings	286,500	1,299,561
Mitsubishi Gas Chemical	262,000	1,415,499
Mitsubishi UFJ Financial Group	653,200	3,301,106
Mitsui OSK Lines	160,000	1,031,910
Murata Manufacturing	19,270	1,021,574
NEC	431,000	1,198,233
NGK Spark Plug	37,300	439,984
Nintendo	2,670	726,365
Nippon Express	265,000	1,091,677
Nomura Holdings	236,600	1,746,971
Panasonic	101,200	1,406,742
Rengo	94,000	596,725
Ricoh	52,800	732,764
Ryohin Keikaku	32,100	1,344,049
Sankyo	23,500	1,134,729
Secom	17,300	794,462
Sekisui Chemical	67,600	447,395
Seven & I Holdings	234,500	5,289,414
Shimizu	367,000	1,420,992
Shin-Etsu Chemical	22,620	1,216,991
Sumitomo	111,500	1,214,835
Sumitomo Mitsui Financial Group	93,800	3,015,283
Takashimaya	91,790	708,739
Tokyo Electron	10,800	667,365
Tokyo Gas	524,220	2,283,450
Tokyo Steel Manufacturing	176,700	1,955,046
Toyoda Gosei	33,300	863,562
Toyota Motor	74,500	2,792,335
		57,432,116
Malaysia—.6%
Malayan Banking	755,348	1,545,963
Mexico—.4%
America Movil, ADR, Ser. L	24,030	1,071,017
Netherlands—2.6%
Aegon	236,545 [a]	1,491,290
European Aeronautic Defence and Space	74,810	1,543,771

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Netherlands (continued)
Royal Dutch Shell, Cl. A	117,267	3,195,941
		6,231,002
Norway—.3%
Norsk Hydro	89,800 [a]	604,826
Papua New Guinea—.4%
Lihir Gold	376,980	895,303
Russia—.3%
Gazprom, ADR	31,490	700,338
Singapore—2.2%
DBS Group Holdings	385,255	3,836,928
United Overseas Bank	108,000	1,432,112
		5,269,040
South Africa—1.1%
MTN Group	98,350	1,425,104
Nedbank Group	72,060	1,119,741
		2,544,845
South Korea—2.4%
Hyundai Motor	12,576	1,246,866
KB Financial Group, ADR	22,144	927,169
Korea Electric Power, ADR	54,804	883,988
KT, ADR	35,440	679,739
Samsung Electronics	1,833	1,175,750
SK Telecom, ADR	46,110	769,115
		5,682,627
Spain—1.9%
Gamesa Tecnologica	127,790	1,590,415
Grifols	91,740	1,386,593
Iberdrola	201,355	1,621,478
		4,598,486
Sweden—1.5%
Investor, Cl. B	88,870	1,576,770
Telefonaktiebolaget LM Ericsson, Cl. B	210,980	2,109,859
		3,686,629

Common Stocks (continued)	Shares	Value ($)
Switzerland—6.7%
Clariant	90,092 [a]	976,189
Lonza Group	10,370	816,664
Nestle	66,320	3,299,794
Novartis	111,896	6,223,678
Roche Holding	16,610	2,773,874
UBS	129,298 [a]	1,782,549
		15,872,748
Taiwan—.4%
United Microelectronics	1,853,000 [a]	892,629
United Kingdom—19.4%
Anglo American	65,234 [a]	2,377,318
BAE Systems	400,099	2,283,509
BP	653,459	5,766,166
Centrica	633,694	2,702,635
GlaxoSmithKline	211,665	3,918,168
Home Retail Group	326,260	1,268,584
HSBC Holdings	501,682	5,504,717
Lonmin	7,490 [a]	206,374
QinetiQ Group	531,950	1,022,825
Reed Elsevier	120,950	907,374
Resolution	1,725,414 [a]	1,900,844
Rexam	296,000	1,259,699
Royal Dutch Shell, Cl. A	129,179	3,525,821
Tesco	134,797	862,650
Unilever	132,278	3,880,682
United Utilities Group	135,200	1,120,448
Vodafone Group	2,823,648	6,090,162
Wellstream Holdings	100,050	762,786
WPP	84,980	782,653
		46,143,415
Total Common Stocks
(cost $243,289,788)		229,127,970

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks—.3%	Shares	Value ($)
Brazil
Tele Norte Leste Participacoes, ADR
(cost $474,488)	34,190	593,880

Other Investment—2.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,550,000)	6,550,000 [b]	6,550,000

Total Investments (cost $250,314,276)	99.2%	236,271,850
Cash and Receivables (Net)	.8%	1,981,271
Net Assets	100.0%	238,253,121

ADR—American Depository Receipts

a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	21.2	Materials	8.0
Energy	10.2	Telecommunication Services	7.2
Health Care	9.7	Information Technology	6.7
Industrial	9.4	Utilities	6.7
Consumer Discretionary	8.7	Money Market Investment	2.7
Consumer Staples	8.7		99.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	243,764,276	229,721,850
Affiliated issuers	6,550,000	6,550,000
Cash		289,950
Cash denominated in foreign currencies	2,802,698	2,786,919
Receivable for investment securities sold		2,915,407
Dividends and interest receivable		584,093
Receivable for shares of Common Stock subscribed		57,698
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		7,872
Prepaid expenses		31,062
		242,944,851
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		350,455
Payable for investment securities purchased		2,720,229
Payable for shares of Common Stock redeemed		1,453,606
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		8,518
Accrued expenses		158,922
		4,691,730
Net Assets ($)		238,253,121
Composition of Net Assets ($):
Paid-in capital		352,833,347
Accumulated undistributed investment income—net		399,052
Accumulated net realized gain (loss) on investments		(100,919,233)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(14,060,045)
Net Assets ($)		238,253,121

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	141,934,950	3,793,674	17,247,652	75,276,845
Shares Outstanding	12,866,952	348,748	1,585,366	6,845,894
Net Asset Value Per Share ($)	11.03	10.88	10.88	11.00

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $110,351 foreign taxes withheld at source):
Unaffiliated issuers	2,085,741
Affiliated issuers	3,347
Total Income	2,089,088
Expenses:
Management fee—Note 3(a)	1,187,382
Shareholder servicing costs—Note 3(c)	189,016
Distribution fees—Note 3(b)	85,980
Registration fees	22,912
Professional fees	15,595
Loan commitment fees—Note 2	1,114
Prospectus and shareholders’ reports	623
Directors’ fees and expenses—Note 3(d)	516
Miscellaneous	11,055
Total Expenses	1,514,193
Less—reduction in fees due to earnings credits—Note 1(c)	(6,072)
Net Expenses	1,508,121
Investment Income—Net	580,967
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,211,903
Net realized gain (loss) on forward foreign currency exchange contracts	(19,502)
Net Realized Gain (Loss)	3,192,401
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(870,194)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(828)
Net Unrealized Appreciation (Depreciation)	(871,022)
Net Realized and Unrealized Gain (Loss) on Investments	2,321,379
Net Increase in Net Assets Resulting from Operations	2,902,346

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Operations ($):
Investment income—net	580,967	2,954,283
Net realized gain (loss) on investments	3,192,401	(94,912,755)
Net unrealized appreciation
(depreciation) on investments	(871,022)	57,333,912
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,902,346	(34,624,560)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,038,164)	(6,500,886)
Class B Shares	(1,623)	(165,566)
Class C Shares	(101,287)	(559,247)
Class I Shares	(1,116,415)	(259,097)
Class T Shares	—	(46,703)
Total Dividends	(3,257,489)	(7,531,499)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	15,043,320	29,371,795
Class B Shares	59,312	79,199
Class C Shares	915,563	676,887
Class I Shares	37,038,884	37,896,083
Class T Shares	—	148,528
Dividends reinvested:
Class A Shares	1,813,960	5,315,940
Class B Shares	1,277	125,968
Class C Shares	49,720	218,409
Class I Shares	930,477	124,769
Class T Shares	—	16,208
Cost of shares redeemed:
Class A Shares	(34,947,741)	(69,485,217)
Class B Shares	(1,745,085)	(2,694,367)
Class C Shares	(2,431,216)	(8,747,102)
Class I Shares	(2,843,078)	(37,540,583)
Class T Shares	—	(1,213,705)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	13,885,393	(45,707,188)
Total Increase (Decrease) in Net Assets	13,530,250	(87,863,247)
Net Assets ($):
Beginning of Period	224,722,871	312,586,118
End of Period	238,253,121	224,722,871
Undistributed investment income—net	399,052	3,075,574

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	1,324,281	2,918,176
Shares issued for dividends reinvested	156,773	621,020
Shares redeemed	(3,060,164)	(7,651,970)
Net Increase (Decrease) in Shares Outstanding	(1,579,110)	(4,112,774)
Class Bb
Shares sold	5,247	5,565
Shares issued for dividends reinvested	112	14,842
Shares redeemed	(157,026)	(301,897)
Net Increase (Decrease) in Shares Outstanding	(151,667)	(281,490)
Class C
Shares sold	80,904	67,663
Shares issued for dividends reinvested	4,346	25,731
Shares redeemed	(216,987)	(961,145)
Net Increase (Decrease) in Shares Outstanding	(131,737)	(867,751)
Class I
Shares sold	3,249,416	4,235,894
Shares issued for dividends reinvested	80,700	14,644
Shares redeemed	(247,438)	(3,936,055)
Net Increase (Decrease) in Shares Outstanding	3,082,678	314,483
Class Tc
Shares sold	—	16,679
Shares issued for dividends reinvested	—	1,969
Shares redeemed	—	(149,447)
Net Increase (Decrease) in Shares Outstanding	—	(130,799)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended February 28, 2010, 68,594 Class B shares representing $757,661 were automatically converted to 67,251 Class A shares and during the period ended August 31, 2009, 53,490 Class B shares representing $511,632 were automatically converted to 52,263 Class A shares.
c On the close of business on February 4, 2009, 70,519 Class T shares representing $554,283 were converted to
67,678 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.02	12.30	20.21	20.91	20.27	17.10
Investment Operations:
Investment income—net[a]	.03	.15	.27	.23	.25	.20
Net realized and unrealized
gain (loss) on investments	.13	(1.01)	(2.93)	2.25	3.62	3.15
Total from Investment Operations	.16	(.86)	(2.66)	2.48	3.87	3.35
Distributions:
Dividends from
investment income—net	(.15)	(.42)	(.32)	(.33)	(.24)	(.18)
Dividends from net realized
gain on investments	—	—	(4.93)	(2.85)	(2.99)	—
Total Distributions	(.15)	(.42)	(5.25)	(3.18)	(3.23)	(.18)
Net asset value, end of period	11.03	11.02	12.30	20.21	20.91	20.27
Total Return (%)[b]	1.41[c]	(5.97)	(18.56)	12.47	21.06	19.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.28[d]	1.84	1.57	1.52	1.55	1.51
Ratio of net expenses
to average net assets	1.27[d]	1.84[e]	1.56	1.52[e]	1.55	1.51[e]
Ratio of net investment income
to average net assets	.50[d]	1.66	1.71	1.11	1.23	1.02
Portfolio Turnover Rate	29.39[c]	69.63	46.96	61.70	48.74	43.05
Net Assets, end of period
($ x 1,000)	141,935	159,260	228,308	498,696	657,525	715,768

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2010			Year Ended August 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	10.78	11.93	19.72	20.46	19.92	16.86
Investment Operations:
Investment income (loss)—net[a]	(.02)	.06	.12	.07	.09	.06
Net realized and unrealized
gain (loss) on investments	.12	(.96)	(2.82)	2.21	3.56	3.09
Total from Investment Operations	.10	(.90)	(2.70)	2.28	3.65	3.15
Distributions:
Dividends from
investment income—net	(.00)[b]	(.25)	(.16)	(.17)	(.12)	(.09)
Dividends from net realized
gain on investments	—	—	(4.93)	(2.85)	(2.99)	—
Total Distributions	(.00)[b]	(.25)	(5.09)	(3.02)	(3.11)	(.09)
Net asset value, end of period	10.88	10.78	11.93	19.72	20.46	19.92
Total Return (%)[c]	.96[d]	(6.96)	(19.20)	11.65	20.15	18.70
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.15[e]	2.81	2.40	2.27	2.32	2.32
Ratio of net expenses
to average net assets	2.14[e]	2.81[f]	2.39	2.27[f]	2.32	2.32[f]
Ratio of net investment income
(loss) to average net assets	(.35)[e]	.69	.82	.35	.46	.30
Portfolio Turnover Rate	29.39[d]	69.63	46.96	61.70	48.74	43.05
Net Assets, end of period
($ x 1,000)	3,794	5,395	9,325	20,597	22,865	21,101

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	10.84	11.98	19.79	20.52	19.97	16.90
Investment Operations:
Investment income (loss)—net[a]	(.02)	.08	.14	.08	.10	.07
Net realized and unrealized
gain (loss) on investments	.12	(.96)	(2.85)	2.21	3.56	3.10
Total from Investment Operations	.10	(.88)	(2.71)	2.29	3.66	3.17
Distributions:
Dividends from
investment income—net	(.06)	(.26)	(.17)	(.17)	(.12)	(.10)
Dividends from net realized
gain on investments	—	—	(4.93)	(2.85)	(2.99)	—
Total Distributions	(.06)	(.26)	(5.10)	(3.02)	(3.11)	(.10)
Net asset value, end of period	10.88	10.84	11.98	19.79	20.52	19.97
Total Return (%)[b]	.91[c]	(6.71)	(19.16)	11.71	20.14	18.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.12[d]	2.63	2.32	2.22	2.26	2.26
Ratio of net expenses
to average net assets	2.11[d]	2.63[e]	2.32[e]	2.22[e]	2.26	2.26[e]
Ratio of net investment income
(loss) to average net assets	(.35)[d]	.87	.91	.40	.51	.35
Portfolio Turnover Rate	29.39[c]	69.63	46.96	61.70	48.74	43.05
Net Assets, end of period
($ x 1,000)	17,248	18,607	30,965	65,715	71,830	73,348

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2010			Year Ended August 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.02	12.31	20.27	20.96	20.33	17.13
Investment Operations:
Investment income—net[b]	.04	.19	.34	.28	.32	.30
Net realized and unrealized
gain (loss) on investments	.14	(.98)	(2.93)	2.28	3.63	3.13
Total from Investment Operations	.18	(.79)	(2.59)	2.56	3.95	3.43
Distributions:
Dividends from
investment income—net	(.20)	(.50)	(.44)	(.40)	(.33)	(.23)
Dividends from net realized
gain on investments	—	—	(4.93)	(2.85)	(2.99)	—
Total Distributions	(.20)	(.50)	(5.37)	(3.25)	(3.32)	(.23)
Net asset value, end of period	11.00	11.02	12.31	20.27	20.96	20.33
Total Return (%)	1.54[c]	(5.21)	(18.25)	12.91	21.45	20.11
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95[d]	1.37	1.21	1.15	1.21	1.13
Ratio of net expenses
to average net assets	.94[d]	1.36	1.20	1.15[e]	1.21	1.13[e]
Ratio of net investment income
to average net assets	.78[d]	2.09	2.16	1.36	1.58	1.56
Portfolio Turnover Rate	29.39[c]	69.63	46.96	61.70	48.74	43.05
Net Assets, end of period
($ x 1,000)	75,277	41,460	42,444	74,932	81,335	72,470

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering ten series, including the fund.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign+	229,721,850	—	—	229,721,850
Mutual Funds	6,550,000	—	—	6,550,000
Other Financial
Instruments++	—	7,872	—	7,872
Liabilities ($)
Other Financial
Instruments++	—	(8,518)	—	(8,518)

†	See Statement of Investments for country classification.
††	Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $41,327,161 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, the carryover expires in fiscal 2017.

The fund also has an unused capital loss carryover of $4,212,038 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009.This amount can be utilized in subsequent years subject to an annual limitation due to the fund’s merger with Bear Stearns International Equity Portfolio. If not applied, this capital loss carryover expires in fiscal 2010.The accumulated capital loss carryover reflected above represents a capital loss carryover from Bear Stearns International Equity Portfolio after limitations pursuant to Section 383 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: ordinary income $7,531,499. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commit-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2010, the Distributor retained $2,022 from commissions earned on sales of the fund’s Class A shares and $3,271 and $2,634 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2010, Class B and Class C shares were charged $17,263 and $68,717, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, Class A, Class B and Class C shares were charged $193,960, $5,754 and $22,906, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $13,905 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $6,072 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $181,304, Rule 12b-1 distribution plan fees $12,171, shareholder services plan fees $31,380, custodian fees $95,316, chief compliance officer fees $6,124 and transfer agency per account fees $24,160.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended February 28, 2010, redemption fees charged and retained by the fund amounted to $5,610.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2010, amounted to $75,412,848 and $66,814,407, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended February 28, 2010 were as follows:

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at February 28, 2010.

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 3/1/2010	260,295	229,580	233,277	3,697
Australian Dollar,
Expiring 3/2/2010	243,478	217,012	218,205	1,193
British Pound,
Expiring 3/1/2010	93,158	142,382	142,048	(334)
Euro,
Expiring 3/1/2010	2,282	3,075	3,107	32
Euro,
Expiring 3/2/2010	13,490	18,309	18,369	60
Japanese Yen,
Expiring 3/1/2010	40,071,909	449,690	451,032	1,342
Japanese Yen,
Expiring 3/2/2010	12,157,571	136,235	136,840	605
Norwegian Krone,
Expiring 3/1/2010	112,449	18,773	19,029	256

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Norwegian Krone,
Expiring 3/2/2010	816,716	137,524	138,211	687
Sales:		Proceeds ($)
British Pound,
Expiring 3/2/2010	2,524	3,829	3,849	(20)
Swiss Franc,
Expiring 3/1/2010	790,629	727,818	735,982	(8,164)
Gross Unrealized
Appreciation				7,872
Gross Unrealized
Depreciation				(8,518)

At February 28, 2010, accumulated net unrealized depreciation on investments was $14,042,426, consisting of $14,297,836 gross unrealized appreciation and $28,340,262 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
Midcap Value Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Midcap Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Midcap Value Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Equity markets began the reporting period in the midst of a broad-based rebound in security prices, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the stock market, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors. And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be many opportunities for investors over the months to come. As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by David A. Daglio and Mark P. Dishop, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus Midcap Value Fund’s Class A shares produced a total return of 14.66%, Class C shares returned 14.20% and Class I shares returned 14.92%.1 In comparison, the fund’s benchmark, the Russell Midcap Value Index (the “Index”), produced a 13.51% total return for the same period.2

Midcap stocks continued to rally over the reporting period while the U.S. economy and financial markets rebounded from a recession and banking crisis.The fund produced higher returns than its benchmark, which we attribute to the success of our investment process in identifying undervalued, fundamentally strong midcap companies across a variety of industry groups.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index by investing in midcap companies, which we consider as having market capitalizations between $1 billion and $25 billion at the time of purchase. We identify potential investments through extensive fundamental research conducted by the team’s dedicated sector specialists.

When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors: discount from intrinsic valuation, strong mid-cycle fundamentals and a revaluation catalyst.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or when its performance falls short of our expectations.

Midcap Stocks Outpaced Small- and Large-Cap Shares

An economic recovery and stock market rally continued to drive stock prices higher over the fall of 2009, as accelerating manufacturing activity and an apparent bottoming of residential housing prices supported improved confidence among businesses, consumers and investors.  As was

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the case since the rally began, investors generally continued to search for bargains among midcap stocks that had been severely punished during the downturn. In this environment, midcap stocks generally outperformed their small- and large-cap counterparts.

As the calendar year 2010 began, concerns over the debt crisis in Greece and its ramifications on the European Union caused a modest pullback in small cap stocks. However, as proposals for assistance to Greece from European Union and the International Monetary Fund were announced, investor focus returned to the exceptional recovery in profits for many U.S. based companies and the performance of small-cap stocks turned positive for the first two months of 2010.

Security Selection Strategy Fueled Fund Performance

The fund’s relative performance was especially strong in five of the Index’s 10 economic sectors.Among financial stocks, real estate management companies Jones Lang LaSalle and CB Richard Ellis Group benefited from improving investor sentiment as real estate markets stabilized. Capital markets companies Och-Ziff Capital Management Group and Raymond James Financial fared well when global stock and bond markets rebounded. Underweighted exposure to insurance companies also bolstered relative results as weaker than expected insurance premium pricing weighed on the industry group.

In the consumer discretionary sector, automobile components makers Autoliv and Dana Holding Corp. advanced when car and light truck production rebounded from previously depressed levels. The fund also received positive contributions from special retailers with strong balance sheets, recognizable brand names and financial staying power, such as American Eagle Outfitters, Limited Brands, Abercrombie & Fitch and Coach. Health care companies Hospira and Zimmer Holdings saw their valuations expand when it became clearer that health care reform legislation was unlikely to harm their underlying business fundamentals.

In the energy sector, oil and gas exploration companies Concho Resources and Southwestern Energy reported robust production growth. Meanwhile, the fund’s positions in coal producers Massey Energy and Alpha Natural Resources benefited from favorable timing in the purchase of their shares. The fund found a number of under-

4

valued opportunities in the consumer staples sector, where British confectionary maker Cadbury received an unsolicited acquisition offer from Kraft Foods, and grocer Safeway rebounded due to better pricing and rising sales volumes.

Detractors from relative performance included telecommunications services company Leap Wireless International, which suffered amid intensifying competition from better-established rivals in the prepaid cellular telephone market.

Positioned for the Next Phase of the Economic Cycle

Although the U.S. economy has continued to show signs of improvement, volatility remained high as of the reporting period’s end, and we may see a market pullback over the near term.We would regard any such temporary declines as opportunities to purchase stocks of fundamentally sound midcap companies at attractive prices. Over the longer term, we expect the U.S. economy to continue to benefit from an accommodative monetary policy, stimulative fiscal policy stemming from economic stimulus programs, and improving demand from businesses and consumers.

Although the market has experienced a meaningful recovery off its oversold condition of a year ago, we are still finding plenty of new investment candidates. We are confident that our investment process of identifying companies with strong mid-cycle fundamentals, purchasing their stock at a significant discount from our intrinsic valuation and keeping your fund balanced with the reward to risk opportunities in the market will allow the fund to outperform the market over the long term.

March 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Value Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.39	$ 10.30	$ 4.37
Ending value (after expenses)	$1,146.60	$1,142.00	$1,149.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.01	$ 9.69	$ 4.11
Ending value (after expenses)	$1,018.84	$1,015.17	$1,020.73

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.94% for Class C and .82%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2010 (Unaudited)

Common Stocks—99.5%	Shares	Value ($)
Consumer Discretionary—21.8%
Abercrombie & Fitch, Cl. A	557,030	20,287,033
Apollo Group, Cl. A	408,670 [a]	24,471,160
Autoliv	122,110 [a,b]	5,447,327
Brinker International	172,610	3,125,967
CBS, Cl. B	1,048,020 [b]	13,613,780
Central European Media
Enterprises, Cl. A	49,070 [a,b]	1,323,418
Coach	123,670	4,506,535
Collective Brands	228,910 [a]	5,173,366
Dana Holding	1,297,250 [a]	14,749,732
Federal Mogul	761,262 [a]	14,715,194
Fortune Brands	17,840 [b]	781,927
Gannett	751,508 [b]	11,385,346
Goodyear Tire & Rubber	363,710 [a]	4,724,593
Hyatt Hotels, Cl. A	9,900 [a]	330,957
Interpublic Group of Cos.	2,851,380 [a,b]	21,385,350
ITT Educational Services	133,240 [a,b]	14,528,490
Liberty Media-Starz, Ser. A	195,400 [a]	9,951,722
MGM MIRAGE	1,192,680 [a,b]	12,570,847
Mohawk Industries	600,702 [a,b]	30,984,209
New York Times, Cl. A	35,200 [a]	385,088
Newell Rubbermaid	631,560 [b]	8,683,950
News, Cl. A	1,259,870	16,844,462
OfficeMax	289,019 [a]	4,615,633
Omnicom Group	150,340	5,505,451
Pulte Homes	68,630 [a]	743,263
Saks	231,410 [a,b]	1,615,242
Viacom, Cl. B	264,370 [a]	7,838,570
		260,288,612
Consumer Staples—.8%
Campbell Soup	26,290	876,246
Corn Products International	26,940 [b]	877,705
Dr. Pepper Snapple Group	113,414	3,600,894
Hershey	29,100	1,157,016
Kroger	14,000	309,400
Reynolds American	4,590	242,352

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
Safeway	27,750	691,530
Sara Lee	73,930	1,002,491
Smithfield Foods	58,430 [a,b]	1,005,580
		9,763,214
Energy—8.2%
Alpha Natural Resources	332,180 [a]	15,283,602
Arch Coal	68,010 [b]	1,529,545
Baker Hughes	311,270 [b]	14,916,058
Cameron International	363,530 [a]	14,951,989
CNX Gas	4,000 [a]	104,760
Concho Resources	522,440 [a,b]	24,267,338
Frontier Oil	36,060 [b]	446,783
Holly	9,050 [b]	232,404
Massey Energy	176,380	7,596,687
Nabors Industries	26,780 [a]	590,231
Patterson-UTI Energy	24,970	385,537
Peabody Energy	10,000 [b]	459,700
Range Resources	93,170 [b]	4,715,334
Southwestern Energy	255,880 [a]	10,887,694
Sunoco	31,210	823,008
Tidewater	5,350 [b]	238,450
Ultra Petroleum	7,550 [a]	345,261
		97,774,381
Exchange Traded Funds—.5%
Standard & Poor’s Depository
Recepits S&P MidCap 400 ETF Trust	41,730	5,591,403
Financial—13.7%
ACE	195,240	9,760,048
AMB Property	33,870	824,396
American National Insurance	4,250	461,295
BioMed Realty Trust	751,390 [b,c]	11,608,975
Brandywine Realty Trust	36,870 c	413,313
CB Richard Ellis Group, Cl. A	2,561,892 [a,b]	33,816,974
CNA Financial	54,220 [a,b]	1,333,270
Comerica	13,020 [b]	469,762
Discover Financial Services	37,240	508,326

8

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Everest Re Group	17,970	1,534,997
First American	32,310	1,041,351
Genworth Financial, Cl. A	47,880 [a]	763,207
Hanover Insurance Group	192,900	8,130,735
Hartford Financial Services Group	48,230	1,175,365
Host Hotels & Resorts	126,791 [b,c]	1,484,723
HRPT Properties Trust	133,540 c	937,451
Huntington Bancshares	3,893,660	18,728,505
Janus Capital Group	489,670 [b]	6,120,875
Jones Lang LaSalle	213,200	13,578,708
KeyCorp	71,120	508,508
Lincoln National	20,120	506,622
Marsh & McLennan	9,170	212,927
Marshall & Ilsley	2,157,970	15,278,428
Moody’s	8,920 [b]	237,450
Och-Ziff Capital Management Group, Cl. A	630,150	8,607,849
Raymond James Financial	41,900 [b]	1,083,534
Regions Financial	424,430	2,864,902
Reinsurance Group of America	8,140 [b]	386,894
StanCorp Financial Group	84,580	3,635,248
SunTrust Banks	376,110 [b]	8,955,179
Torchmark	11,510	535,215
Vornado Realty Trust	12,310 [b,c]	809,013
Waddell & Reed Financial, Cl. A	30,900	1,015,992
Washington Federal	248,410 [b]	4,841,511
XL Capital, Cl. A	24,990	456,567
		162,628,115
Health Care—8.2%
Amedisys	126,130 [a,b]	7,271,395
Cooper	353,120 [b]	14,145,987
Forest Laboratories	393,180 [a]	11,748,218
Genzyme	394,950 [a]	22,591,140
Hospira	65,950 [a,b]	3,451,163
King Pharmaceuticals	1,403,890 [a,b]	15,793,763
St. Jude Medical	579,170 [a,b]	22,135,877
		97,137,543

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial—20.4%
Actuant, Cl. A	1,122,240 [b]	20,323,766
AGCO	176,630 [a,b]	6,049,578
AMR	1,494,900 [a]	13,738,131
Avery Dennison	173,768	5,491,069
C.H. Robinson Worldwide	210,570 [b]	11,229,698
Dun & Bradstreet	7,100	498,136
Granite Construction	451,090 [b]	12,463,617
Heartland Express	1,143,130 [b]	17,501,320
Kennametal	638,480 [b]	16,632,404
L-3 Communications Holdings	64,750	5,919,445
Lennox International	285,250 [b]	12,037,550
Masco	563,730 [b]	7,537,070
McDermott International	766,670 [a]	17,518,410
Navistar International	804,330 [a]	31,497,563
Robert Half International	561,210 [b]	15,657,759
Simpson Manufacturing	339,540	8,345,893
Snap-On	6,850	289,207
Spirit Aerosystems Holdings, Cl. A	315,830 [a]	6,038,670
Terex	274,300 [a]	5,340,621
Textron	862,170	17,174,426
Timken	451,490	11,842,583
		243,126,916
Information Technology—13.0%
Applied Materials	17,430	213,343
Broadcom, Cl. A	214,870 [b]	6,729,728
Brocade Communications Systems	1,777,760 [a]	10,346,563
Cadence Design Systems	854,780 [a,b]	4,872,246
Electronic Arts	713,290 [a]	11,826,348
Hewitt Associates, Cl. A	210,960 [a]	8,014,370
Lexmark International, Cl. A	54,430 [a]	1,834,835
Maxim Integrated Products	363,280 [b]	6,727,946
Micros Systems	230,620 [a,b]	6,927,825
Rovi	295,940 [a,b]	9,913,990
SAIC	284,610 [a]	5,606,817
Synopsys	521,370 [a]	11,418,003

10

Common Stocks (continued)	Shares	Value ($)
Information
Technology (continued)
Tyco Electronics	1,114,450	28,563,354
Vishay Intertechnology	1,884,770 [a]	19,318,892
Websense	231,610 [a,b]	4,970,351
Western Digital	261,300 [a]	10,094,019
Yahoo!	483,520 [a]	7,402,691
		154,781,321
Materials—2.4%
Albemarle	7,440	278,926
Cabot	269,630	7,835,448
Celanese, Ser. A	102,210	3,187,930
Cliffs Natural Resources	29,290	1,651,956
International Paper	582,779	13,502,989
Owens-Illinois	10,230 [a]	303,217
Sealed Air	36,700	749,781
United States Steel	16,700 [b]	884,098
		28,394,345
Telecommunication Services—3.7%
Frontier Communications	2,466,270 [b]	19,212,243
Leap Wireless International	1,714,744 [a,b]	24,469,397
		43,681,640
Utilities—6.8%
Ameren	956,590	23,637,339
Great Plains Energy	1,693,363	30,158,795
PNM Resources	769,660 [b]	9,405,246
Portland General Electric	987,734	17,769,335
		80,970,715
Total Common Stocks
(cost $1,020,281,020)		1,184,138,205

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $725,000)	725,000 [d]	725,000

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—17.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $206,223,494)	206,223,494 [d]	206,223,494
Total Investments (cost $1,227,229,514)	116.9%	1,391,086,699
Liabilities, Less Cash and Receivables	(16.9%)	(201,105,004)
Net Assets	100.0%	1,189,981,695

a Non-income producing security.
b Security, or portion thereof, on loan. At February 28, 2010, the total market value of the fund’s securities on loan is
$200,245,290 and the total market value of the collateral held by the fund is $206,223,494.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	21.8	Utilities	6.8
Industrial	20.4	Telecommunication Services	3.7
Money Market Investments	17.4	Materials	2.4
Financial	13.7	Consumer Staples	.8
Information Technology	13.0	Exchange Traded Funds	.5
Health Care	8.2
Energy	8.2		116.9

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $200,245,290)—Note 1(b):
Unaffiliated issuers	1,020,281,020	1,184,138,205
Affiliated issuers	206,948,494	206,948,494
Cash		2,148,093
Receivable for investment securities sold		5,426,111
Dividends and interest receivable		892,955
Receivable for shares of Common Stock subscribed		613,035
Prepaid expenses		87,660
		1,400,254,553
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		951,206
Liability for securities on loan—Note 1(b)		206,223,494
Payable for investment securities purchased		1,963,597
Payable for shares of Common Stock redeemed		624,019
Interest payable—Note 2		460
Accrued expenses		510,082
		210,272,858
Net Assets ($)		1,189,981,695
Composition of Net Assets ($):
Paid-in capital		1,153,919,141
Accumulated distributions in excess of investment income—net		(959,901)
Accumulated net realized gain (loss) on investments		(126,834,730)
Accumulated net unrealized appreciation
(depreciation) on investments		163,857,185
Net Assets ($)		1,189,981,695

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,169,227,397	2,615,332	18,138,966
Shares Outstanding	42,546,709	96,933	661,647
Net Asset Value Per Share ($)	27.48	26.98	27.41

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,359,598
Affiliated issuers	6,162
Income from securities lending—Note 1(b)	153,475
Total Income	5,519,235
Expenses:
Management fee—Note 3(a)	4,072,622
Shareholder servicing costs—Note 3(c)	2,210,518
Custodian fees—Note 3(c)	52,334
Prospectus and shareholders’ reports	49,208
Directors’ fees and expenses—Note 3(d)	33,369
Professional fees	30,987
Registration fees	21,351
Loan commitment fees—Note 2	15,619
Distribution fees—Note 3(b)	7,824
Interest expense—Note 2	4,491
Miscellaneous	19,780
Total Expenses	6,518,103
Less—reduction in fees due to earnings credits—Note 1(b)	(13,124)
Net Expenses	6,504,979
Investment (Loss)—Net	(985,744)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	118,327,025
Net unrealized appreciation (depreciation) on investments	24,316,894
Net Realized and Unrealized Gain (Loss) on Investments	142,643,919
Net Increase in Net Assets Resulting from Operations	141,658,175

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Operations ($):
Investment income (loss)—net	(985,744)	2,917,389
Net realized gain (loss) on investments	118,327,025	(168,989,589)
Net unrealized appreciation
(depreciation) on investments	24,316,894	133,951,065
Net Increase (Decrease) in Net Assets
Resulting from Operations	141,658,175	(32,121,135)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,770,648)	(916,357)
Class C Shares	(9,845)	(78)
Class I Shares	(80,728)	(34)
Class T Shares	—	(22)
Total Dividends	(2,861,221)	(916,491)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	216,349,465	349,657,112
Class C Shares	1,888,196	1,241,304
Class I Shares	5,475,451	9,752,702
Dividends reinvested:
Class A Shares	2,728,543	904,908
Class C Shares	9,759	50
Class I Shares	67,345	—
Cost of shares redeemed:
Class A Shares	(134,152,418)	(145,556,481)
Class C Shares	(914,565)	—
Class I Shares	(156,449)	—
Class T Shares	—	(5,687)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	91,295,327	215,993,908
Total Increase (Decrease) in Net Assets	230,092,281	182,956,282
Net Assets ($):
Beginning of Period	959,889,414	776,933,132
End of Period	1,189,981,695	959,889,414
Undistributed (distributions in excess of)
investment income—net	(959,901)	2,887,063

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Capital Share Transactions:
Class Ab
Shares sold	8,217,063	17,216,252
Shares issued for dividends reinvested	104,743	54,578
Shares redeemed	(5,212,513)	(7,770,541)
Net Increase (Decrease) in Shares Outstanding	3,109,293	9,500,289
Class C
Shares sold	73,169	57,939
Shares issued for dividends reinvested	381	3
Shares redeemed	(35,559)	—
Net Increase (Decrease) in Shares Outstanding	37,991	57,942
Class I
Shares sold	215,737	448,924
Shares issued for dividends reinvested	2,594	—
Shares redeemed	(5,963)	—
Net Increase (Decrease) in Shares Outstanding	212,368	448,924
Class Tb
Shares redeemed	—	(355)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b On the close of business on February 4, 2009, 355 Class T shares representing $5,687 were converted to 353
Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010				Year Ended August 31,
Class A Shares	(Unaudited)	2009	2008[a]	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	24.03	25.95	33.32	31.62	33.98	27.25
Investment Operations:
Investment income (loss)—net[b] (.02)		.09	.03	.12	(.05)	(.13)
Net realized and
unrealized gain
(loss) on investments	3.54	(1.98)	(1.68)	4.52	1.07	6.86
Total from Investment
Operations	3.52	(1.89)	(1.65)	4.64	1.02	6.73
Distributions:
Dividends from investment
income—net	(.07)	(.03)	(.05)	(.06)	—	—
Dividends from net realized
gain on investments	—	—	(5.67)	(2.88)	(3.38)	—
Total Distributions	(.07)	(.03)	(5.72)	(2.94)	(3.38)	—
Net asset value,
end of period	27.48	24.03	25.95	33.32	31.62	33.98
Total Return (%)[c]	14.66[d]	(7.22)	(6.59)	14.96	2.97	24.70
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.20[e]	1.23	1.20	1.18	1.18	1.16
Ratio of net expenses
to average net assets	1.20[e,f]	1.22	1.20[f]	1.18	1.18	1.16
Ratio of net investment
income (loss)
to average net assets	(.18)[e]	.48	.10	.35	(.15)	(.42)
Portfolio Turnover Rate	65.35[d]	170.88	144.14	165.55	152.68	128.55
Net Assets, end of period
($ x 1,000)	1,169,227	947,716	776,889	1,047,706	1,130,512	1,413,910

a The fund commenced offering four classes of shares on May 30, 2008 and existing shares were redesignated
Class A shares.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28 2010	Year Ended August 31,
Class C Shares	(Unaudited)	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	23.72	25.89	28.17
Investment Operations:
Investment (loss)—net[b]	(.11)	(.10)	(.05)
Net realized and unrealized
gain (loss) on investments	3.47	(1.99)	(2.23)
Total from Investment Operations	3.36	(2.09)	(2.28)
Distributions:
Dividends from investment income—net	(.10)	(.08)	—
Net asset value, end of period	26.98	23.72	25.89
Total Return (%)[c]	14.20[d]	(7.98)	(8.55)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94[e]	1.88	2.07[e]
Ratio of net expenses to average net assets	1.94[e,f]	1.88[f]	2.06[e]
Ratio of net investment (loss) to average net assets	(.90)[e]	(.48)	(.76)[e]
Portfolio Turnover Rate	65.35[d]	170.88	144.14
Net Assets, end of period ($ x 1,000)	2,615	1,398	26

a	From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

Six Months Ended
February 28 2010		Year Ended August 31,
Class I Shares	(Unaudited)	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	23.98	25.95	28.17
Investment Operations:
Investment income—net[b]	.03	.15	.00[c]
Net realized and unrealized
gain (loss) on investments	3.53	(2.02)	(2.22)
Total from Investment Operations	3.56	(1.87)	(2.22)
Distributions:
Dividends from investment income—net	(.13)	(.10)	—
Net asset value, end of period	27.41	23.98	25.95
Total Return (%)	14.92[d]	(7.05)	(8.37)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82[e]	.84	1.17[e]
Ratio of net expenses to average net assets	.82[e,f]	.83	1.16[e]
Ratio of net investment income to average net assets	.21[e]	.69	.06[e]
Portfolio Turnover Rate	65.35[d]	170.88	144.14
Net Assets, end of period ($ x 1,000)	18,139	10,775	9

a	From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus MidcapValue Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering ten series, including the fund.The fund’s investment objective is to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 475 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (225 million shares authorized), Class C (125 million shares authorized) and Class I (125 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”)

20

recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,171,776,057	—	—	1,171,776,057
Equity Securities—
Foreign†	6,770,745	—	—	6,770,745
Mutual Funds/
Exchange
Traded Funds	212,539,897	—	—	212,539,897

†	See Statement of Investments for industry classification

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2010, The Bank of New York Mellon earned $65,775 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from

24

net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $125,702,650 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, $4,395,586 of the carryover expires in fiscal 2016 and $121,307,064 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: ordinary income $916,491. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 was approximately $667,000, with a related weighted average annualized interest rate of 1.36%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2010, the Distributor retained $15,732 from commissions earned on sales of the fund’s Class A shares and $4,716 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended February 28, 2010, Class C shares were charged $7,824 pursuant to the Plan.

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to

26

shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, Class A and Class C shares were charged $1,336,008 and $2,608, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $85,775 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $13,124 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $52,334 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$668,044, Rule 12b-1 distribution plan fees $1,361, shareholder services plan fees $219,305, custodian fees $31,059, chief compliance officer fees $6,124 and transfer agency per account fees $25,313.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2010, amounted to $786,997,298 and $693,792,231, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended February 28, 2010 were as follows:

Affiliated
Investment	Value			Value % of Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	2/28/2010 ($)	Assets
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	13,517,000	271,612,000	284,404,00	725,000.1
Dreyfus
Institutional
Cash
Advantage
Fund	167,866,849	418,426,071	380,069,426	206,223,494	17.3
Total	181,383,849	690,038,071	664,473,426	206,948,494	17.4

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair

28

value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

At February 28, 2010, accumulated net unrealized appreciation on investments was $163,857,185, consisting of $184,481,483 gross unrealized appreciation and $20,624,298 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
Opportunistic
Small Cap Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
Small Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Small Cap Fund (formerly Dreyfus Small Company Value Fund), covering the six-month period from September 1, 2009, through February 28, 2010.

Equity markets began the reporting period in the midst of a broad-based rebound in security prices, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world. The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year. As for the stock market, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors. And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be many opportunities for investors over the months to come. As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of September 1, 2009, through February 28, 2010, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus Opportunistic Small Cap Fund (formerly Dreyfus Small CompanyValue Fund) produced a total return of 14.72%.1 In comparison, the Russell 2000 Index (the “Index”) produced a total return of 10.59%.The Russell 2000Value Index returned 10.53% for the same reporting period.2

The U.S. stock market continued to rebound over the reporting period as the domestic economy recovered from the 2008 recession and banking crisis.The fund produced a higher return than its Index, which we attribute to the success of our investment process in identifying undervalued, fundamentally strong small-cap companies across a variety of industry groups.

The Fund’s Investment Approach

The fund seeks capital appreciation. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis.The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Recovery Fueled Healthy Small-Cap Gains

The reporting period witnessed the continuation of an economic recovery and stock market rally that had begun earlier in 2009. Although unemployment and foreclosure rates continued to climb during the fall of last year, accelerating manufacturing activity and an apparent bottoming of residential housing prices helped support improved confidence among businesses, consumers and investors. As was the case since the rally began, investors generally continued to search for bargains among small cap stocks that had been severely punished during the downturn.

As the calendar year 2010 began, concerns over the debt crisis in Greece and its ramifications on the European Union caused a modest pullback in small cap stocks. However, as proposals for assistance to Greece from European Union and the International Monetary Fund were announced, investor focus returned to the exceptional recovery in profits for many U.S.-based companies and the performance of small cap stocks turned positive for the first two months of the 2010.

Health Care, Consumer and Industrial Stocks Drove Performance

The fund continued to fully participate in the market rebound, but the leading contributors to performance shifted. During the reporting period, our healthcare holdings, which did not participate in the initial market recovery, came to life.The fund’s better health care performers included Facet Biotech, which received an unsolicited acquisition offer from a larger rival at a hefty premium to its then-prevailing stock price. Pharmaceutical developer Perrigo Co., a major producer of generic medicines, saw higher sales volumes as consumers and health care professionals braced for a difficult flu season. Ultrasound equipment maker Volcano Corp. gained value as concerns eased regarding the impact of health care reform legislation.

The fund achieved above-average returns in the consumer discretionary sector, where winners included manufacturers supplying parts to a recovering automotive industry. ArvinMeritor, American Axle & Manufacturing Holdings and Dana Holdings benefited from this trend. Specialty retailer OfficeMax climbed as it successfully executed a turn-

4

around strategy. In the industrials sector, broad exposure to machinery producers enabled the fund to participate more fully in the manufacturing-led economic recovery. Small-cap companies, such as hydraulic and electrical systems producer Sauer-Danfoss, fared particularly well.

The fund encountered relatively few disappointments during the reporting period, except for modest shortfalls stemming from underweighted positions in real estate investment trusts and commercial banks, where few companies met our investment criteria.

Finding Catalysts for Greater Value

Despite consensus forecasts for a subpar economic recovery, we remain optimistic that sectors of the U.S. economy could experience a much stronger than expected recovery in operating profitability and cash flow. In addition, surviving companies that possess a strong economic balance sheet will be in an excellent position to gain market share, expand capacity and enter into attractive new products and geographies.

Although the market has experienced a meaningful recovery off its oversold condition of a year ago, we are still finding plenty of new investment candidates. We are confident that our investment process of identifying companies with strong mid-cycle fundamentals, purchasing their stock at a significant discount from our IntrinsicValuation and keeping your fund balanced with the reward to risk opportunities in the market will allow the fund to outperform the market over the long term.

March 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The
Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell
2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Small Cap Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

Expenses paid per $1,000†	$6.60
Ending value (after expenses)	$1,147.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

Expenses paid per $1,000†	$6.21
Ending value (after expenses)	$1,018.65

† Expenses are equal to the fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

Common Stocks—97.8%	Shares	Value ($)
Consumer Discretionary—26.4%
AFC Enterprises	403,835 [a]	3,271,063
American Axle & Manufacturing Holdings	423,400 [a,b]	4,153,554
AnnTaylor Stores	284,410 [a,b]	4,894,696
ArvinMeritor	727,850 [a]	8,486,731
Bebe Stores	475,760	4,010,657
Belo, Cl. A	974,120	6,555,828
Brinker International	257,170	4,657,349
Brown Shoe	242,330	3,351,424
Callaway Golf	418,960 [b]	3,322,353
CBS, Cl. B	195,410	2,538,376
Crocs	472,740 [a,b]	3,332,817
Dana Holding	496,360 [a]	5,643,613
Furniture Brands International	1,435,777 [a,b]	7,868,058
Genesco	101,080 [a]	2,418,844
Interpublic Group of Cos.	960,000 [a]	7,200,000
ITT Educational Services	41,570 [a,b]	4,532,793
Mohawk Industries	42,020 [a]	2,167,392
New York Times, Cl. A	236,603 [a]	2,588,437
OfficeMax	385,130 [a,b]	6,150,526
Orient-Express Hotels, Cl. A	673,030 [a]	7,692,733
Saks	1,494,660 [a,b]	10,432,727
WABCO Holdings	146,800	3,925,432
Wet Seal, Cl. A	453,950 [a]	1,820,340
		111,015,743
Consumer Staples—.5%
Nash Finch	54,560	1,924,331
Energy—3.9%
Comstock Resources	109,620 [a]	3,784,082
Key Energy Services	424,760 [a,b]	4,307,066
Massey Energy	68,590	2,954,171
Matrix Service	189,540 [a]	2,028,078
Pioneer Drilling	488,760 [a]	3,489,746
		16,563,143

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—14.6%
BioMed Realty Trust	282,840 [c]	4,369,878
CB Richard Ellis Group, Cl. A	364,070 [a]	4,805,724
Chimera Investment	825,630	3,302,520
Duff & Phelps, Cl. A	119,190	1,988,089
FBR Capital Markets	1,012,394 [a]	5,477,052
Glacier Bancorp	158,070 [b]	2,292,015
Hanover Insurance Group	67,450	2,843,017
Jones Lang LaSalle	51,760	3,296,594
National Penn Bancshares	837,271 [b]	5,768,797
PacWest Bancorp	109,140 [b]	2,215,542
Pinnacle Financial Partners	464,980 [a,b]	7,025,848
Portfolio Recovery Associates	101,640 [a,b]	5,420,461
StanCorp Financial Group	74,280	3,192,554
TradeStation Group	728,180 [a]	5,024,442
United Community Banks	471,250 [a]	1,955,687
Waddell & Reed Financial, Cl. A	68,820	2,262,802
		61,241,022
Health Care—9.3%
Abraxis Bioscience	123,550 [a,b]	3,996,842
Amedisys	147,180 [a,b]	8,484,927
Emergent Biosolutions	628,486 [a]	9,213,605
King Pharmaceuticals	340,240 [a,b]	3,827,700
Medicines	319,080 [a]	2,456,916
Omnicell	391,550 [a]	5,297,672
Pain Therapeutics	996,876 [a,b]	6,031,100
		39,308,762
Industrial—19.6%
Actuant, Cl. A	447,640	8,106,760
Altra Holdings	465,680 [a]	5,378,604
American Woodmark	138,870 [b]	2,612,145
CDI	122,480	1,750,239

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Columbus McKinnon	178,600 [a]	2,570,054
Commercial Vehicle Group	191,900 [a]	953,743
Con-way	169,910 [b]	5,520,376
Encore Wire	169,470	3,406,347
FreightCar America	59,810 [b]	1,266,178
Granite Construction	158,380 [b]	4,376,039
Griffon	197,300 [a]	2,442,574
Kaman	225,260	5,394,977
Kelly Services, Cl. A	107,150 [a]	1,685,470
KHD Humboldt Wedag International	93,380 [a]	1,265,299
Lennox International	116,840	4,930,648
Old Dominion Freight Line	95,600 [a,b]	2,938,744
Quanex Building Products	122,640	1,910,731
Saia	189,830 [a]	2,403,248
Sauer-Danfoss	524,719 [a]	6,312,370
Simpson Manufacturing	267,410	6,572,938
Spherion	230,750 [a]	1,816,002
Sterling Construction	296,320 [a]	5,816,762
UAL	186,420 [a,b]	3,197,103
		82,627,351
Information Technology—13.1%
Brocade Communications Systems	292,690 [a]	1,703,456
Cadence Design Systems	579,620 [a]	3,303,834
Electro Rent	40,310	468,805
Emulex	174,830 [a]	2,220,341
Forrester Research	129,480 [a]	3,877,926
Lattice Semiconductor	805,860 [a]	2,312,818
Lawson Software	588,320 [a]	3,541,686
Micros Systems	116,820 [a]	3,509,273
Microsemi	192,970 [a]	2,992,965
Rovi	120,010 [a]	4,020,335

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
ScanSource	238,530 [a]	6,201,780
Take-Two Interactive Software	413,630 [a,b]	3,979,121
Vishay Intertechnology	1,261,760 [a]	12,933,040
Websense	180,150 [a,b]	3,866,019
		54,931,399
Materials—3.5%
Cabot	227,010	6,596,911
Myers Industries	326,400	3,025,728
Temple-Inland	276,430	5,147,127
		14,769,766
Telecommunication Services—2.5%
Cbeyond	300,150 [a,b]	3,721,860
Leap Wireless International	83,220 [a,b]	1,187,549
NTELOS Holdings	230,457	3,936,206
PAETEC Holding	440,780 [a]	1,745,489
		10,591,104
Utilities—4.4%
Great Plains Energy	294,614	5,247,075
PNM Resources	389,610	4,761,034
Portland General Electric	470,550	8,465,194
		18,473,303
Total Common Stocks
(cost $359,115,672)		411,445,924

Other Investment—1.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,998,000)	4,998,000 [d]	4,998,000

10

Investment of Cash Collateral
for Securities Loaned—14.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $60,403,727)	60,403,727 [d]	60,403,727
Total Investments (cost $424,517,399)	113.3%	476,847,651
Liabilities, Less Cash and Receivables	(13.3%)	(56,082,930)
Net Assets	100.0%	420,764,721

a Non-income producing security.
b Security, or portion thereof, on loan. At February 28, 2010, the total market value of the fund’s securities on loan is
$51,649,539 and the total market value of the collateral held by the fund is $60,403,727.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	26.4	Utilities	4.4
Industrial	19.6	Energy	3.9
Money Market Investments	15.5	Materials	3.5
Financial	14.6	Telecommunication Services	2.5
Information Technology	13.1	Consumer Staples	.5
Health Care	9.3		113.3

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $51,649,539)—Note 1(b):
Unaffiliated issuers	359,115,672	411,445,924
Affiliated issuers	65,401,727	65,401,727
Cash		5,208,753
Receivable for investment securities sold		19,347,260
Receivable for shares of Common Stock subscribed		842,583
Dividends and interest receivable		208,463
Prepaid expenses		32,339
		502,487,049
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		359,855
Liability for securities on loan—Note 1(b)		60,403,727
Payable for investment securities purchased		20,540,521
Payable for shares of Common Stock redeemed		306,509
Accrued expenses		111,716
		81,722,328
Net Assets ($)		420,764,721
Composition of Net Assets ($):
Paid-in capital		379,587,698
Accumulated Investment (loss)—net		(411,207)
Accumulated net realized gain (loss) on investments		(10,742,022)
Accumulated net unrealized appreciation
(depreciation) on investments		52,330,252
Net Assets ($)		420,764,721
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		17,758,931
Net Asset Value, offering and redemption price per share ($)		23.69

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,397,982
Affiliated issuers	2,646
Income from securities lending—Note 1(b)	134,724
Total Income	1,535,352
Expenses:
Management fee—Note 3(a)	1,176,234
Shareholder servicing costs—Note 3(b)	657,970
Registration fees	31,197
Custodian fees—Note 3(b)	29,270
Professional fees	22,674
Prospectus and shareholders’ reports	17,716
Directors’ fees and expenses—Note 3(c)	9,034
Loan commitment fees—Note 2	2,307
Interest expense—Note 2	932
Miscellaneous	10,226
Total Expenses	1,957,560
Less—reduction in fees due to earnings credits—Note 1(b)	(11,001)
Net Expenses	1,946,559
Investment (Loss)—Net	(411,207)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	14,268,757
Net unrealized appreciation (depreciation) on investments	23,382,051
Net Realized and Unrealized Gain (Loss) on Investments	37,650,808
Net Increase in Net Assets Resulting from Operations	37,239,601

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009
Operations ($):
Investment (loss)—net	(411,207)	(4,171)
Net realized gain (loss) on investments	14,268,757	(12,122,264)
Net unrealized appreciation
(depreciation) on investments	23,382,051	27,320,459
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,239,601	15,194,024
Dividends to Shareholders from ($):
Investment income—net	—	(782,003)
Net realized gain on investments	—	(587,748)
Total Dividends	—	(1,369,751)
Capital Stock Transactions ($):
Net proceeds from shares sold	243,579,809	93,035,556
Dividends reinvested	—	1,334,388
Cost of shares redeemed	(59,453,229)	(11,976,435)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	184,126,580	82,393,509
Total Increase (Decrease) in Net Assets	221,366,181	96,217,782
Net Assets ($):
Beginning of Period	199,398,540	103,180,758
End of Period	420,764,721	199,398,540
Undistributed investment (loss)—net	(411,207)	—
Capital Share Transactions (Shares):
Shares sold	10,772,531	5,204,180
Shares issued for dividends reinvested	—	107,960
Shares redeemed	(2,667,436)	(766,662)
Net Increase (Decrease) in Shares Outstanding	8,105,095	4,545,478

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	20.65	20.20	27.07	23.12	27.31	20.42
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.00)[b]	.06	.08	(.11)	(.17)
Net realized and unrealized
gain (loss) on investments	3.07	.73	(1.52)	4.90	(1.69)	7.06
Total from Investment Operations	3.04	.73	(1.46)	4.98	(1.80)	6.89
Distributions:
Dividends from
investment income—net	—	(.16)	(.10)	—	—	—
Dividends from net realized
gain on investments	—	(.12)	(5.31)	(1.03)	(2.39)	—
Total Distributions	—	(.28)	(5.41)	(1.03)	(2.39)	—
Net asset value, end of period	23.69	20.65	20.20	27.07	23.12	27.31
Total Return (%)	14.72[c]	4.50	(6.04)	21.83	(7.37)	33.74
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.25[d]	1.38	1.23	1.21	1.19	1.18
Ratio of net expenses
to average net assets	1.24[d]	1.37	1.23[e]	1.21	1.19	1.18
Ratio of net investment income
(loss) to average net assets	(.26)[d]	(.00)[f]	.26	.29	(.45)	(.70)
Portfolio Turnover Rate	61.68[c]	194.30	175.45	165.75	170.59	107.07
Net Assets, end of period
($ x 1,000)	420,765	199,399	103,181	122,695	136,298	183,429

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
f	Amount represents less than .01%.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers ten series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.

At a special telephone meeting of the fund’s Board of Directors held on February 3, 2010, the Board approved, effective February 8, 2010, a proposal to change the name of the fund from “Dreyfus Small Company Value Fund” to “Dreyfus Opportunistic Small Cap Fund”.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is

16

unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Investments in Securities:
Equity Securities—
Domestic†	402,487,892	—	—	402,487,892
Equity Securities—
Foreign†	8,958,032	—	—	8,958,032
Mutual Funds	65,401,727	—	—	65,401,727

†	See Statement of Investments for industry classification.

18

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15,2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2010, The Bank of New York Mellon earned $57,739, from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

20

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $19,969,058 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: ordinary income $1,369,751.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 was approximately $133,700, with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, the fund was charged $392,078 pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $75,855 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $11,001 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $29,270 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

22

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $228,244, shareholder services plan fees $76,082, custodian fees $23,483, chief compliance officer fees $6,124 and transfer agency per account fees $25,922.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2010, amounted to $365,322,330 and $188,915,809, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended February 28, 2010 were as follows:

Affiliated
Investment	Value			Value % of Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	2/28/2010 ($)	Assets
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	7,441,000	145,979,000	148,422,000	4,998,000	1.2
Dreyfus
Institutional
Cash
Advantage
Fund	33,428,898	180,422,511	153,447,682	60,403,727	14.3
Total	40,869,898	326,401,511	301,869,682	65,401,727	15.5

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

agreements. The fund held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

At February 28, 2010, accumulated net unrealized appreciation on investments was $52,330,252, consisting of $58,951,781 gross unrealized appreciation and $6,621,529 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

24

For More Information

Ticker Symbol: DSCVX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
Strategic Value Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Value Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Equity markets began the reporting period in the midst of a broad-based rebound in security prices,as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world. The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year.As for the stock market, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors. And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be many opportunities for investors over the months to come.As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of September 1, 2009, through February 28, 2010, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus Strategic Value Fund’s Class A shares produced a total return of 6.56%, Class B shares produced a total return of 6.17%, Class C shares produced a total return of 6.28% and Class I shares produced a total return of 6.66%.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 8.52% for the same period.2

Stocks continued to rally over the reporting period as the U.S. economy and financial markets rebounded from the 2008 recession and banking crisis. The fund produced lower returns than its benchmark, due primarily to the market’s preference early in the reporting period for lower-quality stocks that did not meet our investment criteria.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue this goal, we invest at least 80% of the fund’s assets in stocks, including common stocks, preferred stocks and convertible securities.The fund may invest up to 30% of its assets in foreign issuers.When selecting stocks for the fund, we utilize a “bottom-up” approach in which we focus on individual stock selection rather than attempting to forecast market trends. Our investment approach is value-oriented and research-driven.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, sound business fundamentals and positive business momentum.

Economic Recovery Fueled Large-Cap Gains

The reporting period witnessed the continuation of an economic recovery and stock market rally that had begun earlier in 2009. Although unemployment and foreclosure rates remained high in a subpar economic recovery, improved manufacturing activity and an

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors. As had been the case since the rally began, investors over much of the reporting period continued to search for bargains among lower-quality stocks that had been severely punished during the downturn. As a result, relatively speculative and highly leveraged companies performed better, on average, than their more fundamentally sound counterparts.

However, over the first two months of 2010, we began to detect a shift in market sentiment as investors appeared to pay more attention to underlying business fundamentals and less to bargain-hunting. In our view, this may signal the beginning of a change in their focus toward higher-quality companies with sustainable revenues and earnings.

Financial Holdings Lagged Market Averages

Although the fund participated to a significant degree in the market’s gains over the reporting period, its relative performance was dampened by investors’ continued preference for low priced, lower-quality stocks that had been severely punished during the downturn. Because our investment process emphasizes companies with strong underlying fundamentals and positive business momentum, some of the market’s better performers did not meet our investment criteria.

In addition, the fund encountered shortfalls in the financials sector when investors reacted negatively to intensifying political rhetoric surrounding potential financial reform legislation. The effects were particularly pronounced among larger banks, including JPMorgan Chase & Co., Citigroup, Goldman Sachs Group and State Street.

The fund achieved better relative results in other market sectors.Among telecommunications services companies, lack of exposure to industry giants Verizon Communications and AT&T helped the fund avoid the brunt of weakness stemming from greater price competition and lack of growth in the companies’ traditional fixed-wireline businesses. Strong stock selections in the energy sector also bolstered the fund’s performance relative to the Russell 1000 Value Index. A lack of exposure to Exxon Mobil supported returns as the industry bellwether struggled

4

with limited growth opportunities,a rich valuation and negative investor reaction to its acquisition of XTO Energy. Instead, we focused on smaller, independent exploration-and-production companies, including the aforementioned XTO Energy and EOG Resources, which also was the subject of takeover speculation. In the industrials sector, the fund’s results were enhanced by its exposure to industrial conglomerate General Electric, which we monitored due to ongoing concerns surrounding its financial services division. Despite these issues, General Electric rebounded from depressed levels.

Positioned for the Next Phase of the Economic Recovery

As of the reporting period’s end, the U.S. economy has continued to gain strength,albeit more slowly than in previous recoveries.At the same time, investors appear to have grown more skittish regarding an aging stock market rally as the economic recovery progresses, as evidenced by an apparent shift in their attentions to companies with healthy finances and strong business fundamentals. In this changing environment, we have continued to find what we believe to be attractive opportunities among companies with a demonstrated ability to grow revenues and earnings, but that currently are selling at attractive valuations due to general market pessimism. In our judgment, these developments could lead to an investment environment that is well suited to our bottom-up, research-intensive stock selection process.

March 15, 2010

1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus StrategicValue Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.84	$ 9.61	$ 9.62	$ 4.92
Ending value (after expenses)	$1,065.60	$1,061.70	$1,062.80	$1,066.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 5.71	$ 9.39	$ 9.39	$ 4.81
Ending value (after expenses)	$1,019.14	$1,015.47	$1,015.47	$1,020.03

† Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.88% for Class B, 1.88% for Class
C and .96% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

Common Stocks—99.0%	Shares	Value ($)
Consumer Discretionary—11.9%
Best Buy	99,440	3,629,560
Carnival	200,010	7,192,360
Home Depot	450,590	14,058,408
Johnson Controls	344,110	10,701,821
News, Cl. A	975,830	13,046,847
NVR	4,770 [a,b]	3,378,591
Omnicom Group	179,780	6,583,544
Staples	201,010	5,178,018
Time Warner	479,210	13,916,258
Toll Brothers	163,710 [b]	3,082,659
		80,768,066
Consumer Staples—7.0%
Clorox	56,310	3,452,366
CVS Caremark	476,730	16,089,638
Kellogg	61,160	3,189,494
Kraft Foods, Cl. A	177,340	5,041,776
PepsiCo	210,490	13,149,310
Safeway	262,880	6,550,970
		47,473,554
Energy—18.8%
Alpha Natural Resources	54,850 [b]	2,523,649
Anadarko Petroleum	49,610	3,479,149
Cameron International	217,026 [b]	8,926,279
Chevron	195,670	14,146,941
ConocoPhillips	281,710	13,522,080
Consol Energy	49,050	2,470,158
Devon Energy	46,250	3,184,775
EOG Resources	204,650	19,247,332
Hess	166,100	9,766,680
Marathon Oil	100,560	2,911,212
Massey Energy	50,130	2,159,099
Occidental Petroleum	418,640	33,428,404
Peabody Energy	44,040	2,024,519
Schlumberger	52,720	3,221,192
Valero Energy	349,720	6,127,094
		127,138,563

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Exchange Traded Funds—1.1%
iShares Russell 1000 Value Index Fund	127,170 [a]	7,309,732
Financial—24.1%
American Express	95,420	3,644,090
Ameriprise Financial	160,360	6,419,211
AON	123,660	5,062,640
Bank of America	1,361,500	22,682,590
Capital One Financial	79,720	3,009,430
Citigroup	1,550,520 [b]	5,271,768
Fidelity National Financial, Cl. A	204,860	2,919,255
Genworth Financial, Cl. A	220,640 [b]	3,517,002
Goldman Sachs Group	97,020	15,169,077
JPMorgan Chase & Co.	697,438	29,271,473
Marsh & McLennan	142,690	3,313,262
MetLife	274,109	9,974,825
Morgan Stanley	245,780	6,926,080
PNC Financial Services Group	79,180	4,256,717
Prudential Financial	107,960	5,658,184
State Street	117,840	5,292,194
SunTrust Banks	154,920 [a]	3,688,645
TD Ameritrade Holding	278,250 [b]	4,866,593
Travelers	71,470	3,758,607
Wells Fargo & Co.	632,010	17,279,153
		161,980,796
Health Care—11.7%
AmerisourceBergen	356,730	10,002,709
Amgen	85,330 [b]	4,830,531
Cardinal Health	97,110	3,298,827
CIGNA	116,990	4,008,077
McKesson	54,620	3,230,773
Mednax	59,490 [b]	3,182,715
Merck & Co.	415,450	15,321,796
Pfizer	1,256,290	22,047,890
Thermo Fisher Scientific	70,000 [b]	3,413,900
Universal Health Services, Cl. B	112,370	3,485,717
WellPoint	99,740 [b]	6,170,914
		78,993,849

8

Common Stocks (continued)	Shares	Value ($)
Industrial—8.5%
Delta Air Lines	270,260 [b]	3,491,759
Dover	149,620	6,771,801
Eaton	51,430	3,503,412
General Electric	1,013,520	16,277,131
Honeywell International	84,730	3,402,757
Norfolk Southern	127,820	6,573,783
Paccar	90,170 [a]	3,187,510
Raytheon	70,270 [a]	3,951,985
Rockwell Collins	62,260	3,503,993
Union Pacific	102,790	6,924,962
		57,589,093
Information Technology—9.1%
AOL	272,246 [b]	6,746,256
BMC Software	133,000 [b]	4,899,720
Cisco Systems	286,690 [b]	6,975,168
Computer Sciences	58,940 [b]	3,052,503
EMC	188,270 [b]	3,292,842
Hewlett-Packard	191,390	9,720,698
Microsoft	498,630	14,290,736
Motorola	262,290 [b]	1,773,080
QUALCOMM	84,360	3,095,168
Sybase	96,820 [a,b]	4,297,840
Texas Instruments	143,790	3,505,600
		61,649,611
Materials—2.9%
Air Products & Chemicals	47,360	3,247,949
Dow Chemical	236,610	6,698,429
Freeport-McMoRan Copper & Gold	88,290	6,635,876
International Paper	127,790	2,960,894
		19,543,148
Telecommunication Services—.2%
AT & T	67,750	1,680,877
Utilities—3.7%
Entergy	127,260	9,667,942
FPL Group	103,630	4,805,323
NRG Energy	139,120 [b]	3,038,381

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
Questar	184,900	7,763,951
		25,275,597
Total Common Stocks
(cost $596,389,659)		669,402,886

Other Investment—.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,455,000)	4,455,000 [c]	4,455,000

Investment of Cash Collateral
for Securities Loaned—1.8%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $12,400,614)	12,400,614 [c]	12,400,614
Total Investments (cost $613,245,273)	101.5%	686,258,500
Liabilities, Less Cash and Receivables	(1.5%)	(10,225,777)
Net Assets	100.0%	676,032,723

a Security, or portion thereof, on loan. At February 28, 2010, the total market value of the fund’s securities on loan is
$12,225,080 and the total market value of the collateral held by the fund is $12,400,614.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	24.1	Utilities	3.7
Energy	18.8	Materials	2.9
Consumer Discretionary	11.9	Money Market Investments	2.5
Health Care	11.7	Exchange Traded Funds	1.1
Information Technology	9.1	Telecommunication Services	.2
Industrial	8.5
Consumer Staples	7.0		101.5

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,225,080)—Note 1(b):
Unaffiliated issuers	596,389,659	669,402,886
Affiliated issuers	16,855,614	16,855,614
Cash		786,929
Receivable for investment securities sold		1,548,561
Dividends and interest receivable		1,315,351
Receivable for shares of Common Stock subscribed		759,833
Prepaid expenses		41,167
		690,710,341
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		413,547
Liability for securities on loan—Note 1(b)		12,400,614
Payable for investment securities purchased		1,140,141
Payable for shares of Common Stock redeemed		442,034
Accrued expenses		281,282
		14,677,618
Net Assets ($)		676,032,723
Composition of Net Assets ($):
Paid-in capital		765,825,001
Accumulated undistributed investment income—net		610,594
Accumulated net realized gain (loss) on investments		(163,416,099)
Accumulated net unrealized appreciation
(depreciation) on investments		73,013,227
Net Assets ($)		676,032,723

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	565,222,492	6,609,587	47,867,495	56,333,149
Shares Outstanding	22,701,755	276,315	2,006,625	2,265,046
Net Asset Value Per Share ($)	24.90	23.92	23.85	24.87

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,935,535
Affiliated issuers	1,738
Income from securities lending—Note 1(b)	9,867
Total Income	4,947,140
Expenses:
Management fee—Note 3(a)	2,370,534
Shareholder servicing costs—Note 3(c)	1,291,732
Distribution fees—Note 3(b)	199,314
Registration fees	38,187
Prospectus and shareholders’ reports	27,281
Custodian fees—Note 3(c)	26,171
Professional fees	23,317
Directors’ fees and expenses—Note 3(d)	18,804
Interest expense—Note 2	727
Loan commitment fees—Note 2	2
Miscellaneous	13,793
Total Expenses	4,009,862
Less—reduction in management fee due to undertaking—Note 3(a)	(260,275)
Less—reduction in fees due to earnings credits—Note 1(b)	(20,447)
Net Expenses	3,729,140
Investment Income—Net	1,218,000
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,319,176
Net unrealized appreciation (depreciation) on investments	18,630,627
Net Realized and Unrealized Gain (Loss) on Investments	37,949,803
Net Increase in Net Assets Resulting from Operations	39,167,803

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Operations ($):
Investment income—net	1,218,000	5,298,135
Net realized gain (loss) on investments	19,319,176	(163,093,271)
Net unrealized appreciation
(depreciation) on investments	18,630,627	44,695,796
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,167,803	(113,099,340)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,992,381)	(5,059,514)
Class B Shares	—	(30,917)
Class C Shares	—	(237,232)
Class I Shares	(343,308)	(485,620)
Class T Shares	—	(200,387)
Total Dividends	(3,335,689)	(6,013,670)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	103,880,618	195,731,957
Class B Shares	415,332	478,667
Class C Shares	6,869,844	10,035,003
Class I Shares	28,833,733	14,561,982
Class T Shares	—	1,714,969
Dividends reinvested:
Class A Shares	2,748,505	4,691,827
Class B Shares	—	28,004
Class C Shares	—	184,946
Class I Shares	261,221	470,691
Class T Shares	—	186,431

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Capital Stock Transactions ($) (continued):
Cost of shares redeemed:
Class A Shares	(77,134,989)	(139,790,809)
Class B Shares	(2,097,291)	(5,665,029)
Class C Shares	(5,329,096)	(10,277,550)
Class I Shares	(11,074,169)	(42,703,298)
Class T Shares	—	(18,349,014)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	47,373,708	11,298,777
Total Increase (Decrease) in Net Assets	83,205,822	(107,814,233)
Net Assets ($):
Beginning of Period	592,826,901	700,641,134
End of Period	676,032,723	592,826,901
Undistributed investment income—net	610,594	2,728,283

14

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	4,224,028	9,739,957
Shares issued for dividends reinvested	111,411	255,833
Shares redeemed	(3,144,598)	(7,019,687)
Net Increase (Decrease) in Shares Outstanding	1,190,841	2,976,103
Class Bb
Shares sold	17,534	23,866
Shares issued for dividends reinvested	—	1,580
Shares redeemed	(89,596)	(282,304)
Net Increase (Decrease) in Shares Outstanding	(72,062)	(256,858)
Class C
Shares sold	290,872	509,237
Shares issued for dividends reinvested	—	10,490
Shares redeemed	(225,905)	(530,923)
Net Increase (Decrease) in Shares Outstanding	64,967	(11,196)
Class I
Shares sold	1,171,576	724,225
Shares issued for dividends reinvested	10,606	25,693
Shares redeemed	(449,266)	(2,014,948)
Net Increase (Decrease) in Shares Outstanding	732,916	(1,265,030)
Class Tc
Shares sold	—	85,052
Shares issued for dividends reinvested	—	10,468
Shares redeemed	—	(994,529)
Net Increase (Decrease) in Shares Outstanding	—	(899,009)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended February 28, 2010, 38,626 Class B shares representing $902,843 were automatically converted to 37,032 Class A shares and during the period ended August 31, 2009, 88,682 Class B shares representing $1,823,745 were automatically converted to 85,257 Class A shares.
c On the close of business on February 4, 2009, 755,477 Class T shares representing $13,439,931 were automatically converted to 732,821 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	23.50	28.42	33.56	30.75	29.48	24.76
Investment Operations:
Investment income—net[a]	.05	.22	.27	.31	.20	.15
Net realized and unrealized
gain (loss) on investments	1.49	(4.88)	(3.21)	4.60	3.42	4.57
Total from Investment Operations	1.54	(4.66)	(2.94)	4.91	3.62	4.72
Distributions:
Dividends from
investment income—net	(.14)	(.26)	(.29)	(.21)	(.11)	—
Dividends from net realized
gain on investments	—	—	(1.91)	(1.89)	(2.24)	—
Total Distributions	(.14)	(.26)	(2.20)	(2.10)	(2.35)	—
Net asset value, end of period	24.90	23.50	28.42	33.56	30.75	29.48
Total Return (%)[b]	6.56[c]	(16.14)	(9.39)	16.32	12.92	18.97
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22[d]	1.27	1.16	1.18	1.20	1.25
Ratio of net expenses
to average net assets	1.14[d]	1.26	1.16[e]	1.18[e]	1.20	1.25
Ratio of net investment income
to average net assets	.43[d]	1.09	.88	.94	.69	.55
Portfolio Turnover Rate	50.28[c]	119.48	107.46	64.86	72.24	123.17
Net Assets, end of period
($ x 1,000)	565,222	505,409	526,723	433,687	242,377	194,491

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

16

Six Months Ended
February 28, 2010			Year Ended August 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	22.53	27.23	32.21	29.62	28.62	24.21
Investment Operations:
Investment income (loss)—net[a]	(.04)	.04	.02	.05	(.02)	(.06)
Net realized and unrealized
gain (loss) on investments	1.43	(4.68)	(3.09)	4.43	3.30	4.47
Total from Investment Operations	1.39	(4.64)	(3.07)	4.48	3.28	4.41
Distributions:
Dividends from
investment income—net	—	(.06)	—	—	(.04)	—
Dividends from net realized
gain on investments	—	—	(1.91)	(1.89)	(2.24)	—
Total Distributions	—	(.06)	(1.91)	(1.89)	(2.28)	—
Net asset value, end of period	23.92	22.53	27.23	32.21	29.62	28.62
Total Return (%)[b]	6.17[c]	(16.98)	(10.12)	15.42	12.06	18.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.90[d]	2.24	1.97	1.96	1.97	2.04
Ratio of net expenses
to average net assets	1.88[d]	2.23	1.97[e]	1.96[e]	1.97	2.04
Ratio of net investment income
(loss) to average net assets	(.32)[d]	.18	.05	.16	(.08)	(.23)
Portfolio Turnover Rate	50.28[c]	119.48	107.46	64.86	72.24	123.17
Net Assets, end of period
($ x 1,000)	6,610	7,850	16,480	16,606	14,213	11,685

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2010			Year Ended August 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	22.45	27.17	32.22	29.65	28.64	24.23
Investment Operations:
Investment income (loss)—net[a]	(.04)	.07	.04	.05	(.01)	(.05)
Net realized and unrealized
gain (loss) on investments	1.44	(4.67)	(3.09)	4.44	3.32	4.46
Total from Investment Operations	1.40	(4.60)	(3.05)	4.49	3.31	4.41
Distributions:
Dividends from
investment income—net	—	(.12)	(.09)	(.03)	(.06)	—
Dividends from net realized
gain on investments	—	—	(1.91)	(1.89)	(2.24)	—
Total Distributions	—	(.12)	(2.00)	(1.92)	(2.30)	—
Net asset value, end of period	23.85	22.45	27.17	32.22	29.65	28.64
Total Return (%)[b]	6.28[c]	(16.83)	(10.05)	15.45	12.14	18.10
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.96[d]	2.04	1.92	1.91	1.91	1.99
Ratio of net expenses
to average net assets	1.88[d]	2.03	1.91	1.91[e]	1.91	1.99
Ratio of net investment income
(loss) to average net assets	(.32)[d]	.34	.13	.17	(.02)	(.19)
Portfolio Turnover Rate	50.28[c]	119.48	107.46	64.86	72.24	123.17
Net Assets, end of period
($ x 1,000)	47,867	43,593	53,065	30,079	21,669	8,748

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

Six Months Ended
February 28, 2010			Year Ended August 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	23.48	28.45	33.58	30.78	29.46	24.71
Investment Operations:
Investment income—net[b]	.08	.25	.24	.39	.30	.18
Net realized and unrealized
gain (loss) on investments	1.48	(4.91)	(3.13)	4.59	3.40	4.57
Total from Investment Operations	1.56	(4.66)	(2.89)	4.98	3.70	4.75
Distributions:
Dividends from
investment income—net	(.17)	(.31)	(.33)	(.29)	(.14)	—
Dividends from net realized
gain on investments	—	—	(1.91)	(1.89)	(2.24)	—
Total Distributions	(.17)	(.31)	(2.24)	(2.18)	(2.38)	—
Net asset value, end of period	24.87	23.48	28.45	33.58	30.78	29.46
Total Return (%)	6.66[c]	(16.06)	(9.21)	16.57	13.22	19.13
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08[d]	1.12	1.11	1.00	.92	1.16
Ratio of net expenses
to average net assets	.96[d]	1.11	1.09	1.00[e]	.92	1.16
Ratio of net investment income
to average net assets	.64[d]	1.25	1.02	1.14	.98	.65
Portfolio Turnover Rate	50.28[c]	119.48	107.46	64.86	72.24	123.17
Net Assets, end of period
($ x 1,000)	56,333	35,976	79,567	7,200	1,826	542

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus StrategicValue Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective is capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: The fund currently offers four classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

20

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	662,093,154	—	—	662,093,154
Mutual Funds/
Exchange
Traded Funds	24,165,346	—	—	24,165,346

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2010, The Bank of New York Mellon earned $4,229 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

24

Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $63,747,977 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, the carryover expires in fiscal 2017.

As a result of the fund’s merger with Dreyfus Premier Intrinsic Value Fund, capital losses of $7,834,319 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual lim-itation.This acquired capital loss will expire in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: ordinary income $6,013,670. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2010 was approximately $100,100, with a related weighted average annualized interest rate of 1.47%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund from January 1, 2010 through January 1, 2011, so that the net operating expenses of Class A, Class B, Class C, and Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.94%, 1.73%, and .73%, respectively, of the value of such class’ average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $260,275 during the period ended February 28, 2010.

During the period ended February 28, 2010, the Distributor retained $30,550 from commissions earned on sales of the fund’s Class A shares, and $6,427 and $5,693 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

26

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2010, Class B and Class C shares were charged $27,126 and $172,188, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, Class A, Class B and Class C shares were charged $666,477, $9,042 and $57,396, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $131,505 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $20,447 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $26,171 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $379,485, Rule 12b-1 distribution plan fees $30,544, shareholder services plan fees $116,049, custodian fees $16,855, chief compliance officer fees $6,124 and transfer agency per account fees $48,629, which are offset against an expense reimbursement currently in effect in the amount of $184,139.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2010, amounted to $354,119,215 and $314,996,010, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended February 28, 2010 were as follows:

Affiliated
Investment	Value		Value % of Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($) 2/28/2010 ($)	Assets
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	69,211,000	64,756,000 4,455,000.7
Dreyfus
Institutional
Cash
Advantage
Fund	46,370,507	86,188,160	120,158,053 1 2,400,614	1.8
Total	46,370,507	155,399,160	184,914,053 16,855,614	2.5

28

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

At February 28, 2010, accumulated net unrealized appreciation on investments was $73,013,227, consisting of $85,685,368 gross unrealized appreciation and $12,672,141 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 29

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
Structured Midcap Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Structured Midcap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Structured Midcap Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Equity markets began the reporting period in the midst of a broad-based rebound in security prices, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year.As for the stock market, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors.And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be many opportunities for investors over the months to come.As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of September 1, 2009, through February 28, 2010, as provided by Patrick Slattery, Oliver Buckley and Michael F. Dunn, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, Dreyfus Structured Midcap Fund’s Class A shares produced a total return of 15.36%, Class B shares returned 14.93%, Class C shares returned 15.05% and Class I shares returned 15.65%.1 In comparison, the fund’s benchmark index, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 13.64% for the same period.2

The U.S. stock market continued to rebound over the reporting period as the domestic economy recovered from the 2008 recession and banking crisis. Midcap stocks generally fared better in this environment than their small- and large-cap counterparts. The fund produced higher returns than its benchmark, which we attribute to the success of our investment process during the reporting period, particularly among holdings in the industrials and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry sector exposure.The approach seeks to identify undervalued securities through a quantitative process which ranks stocks based on fundamental momentum, relative value, future value, long-term growth and additional factors, such as earnings quality and technical factors.We attempt to maintain a neutral exposure to industry groups relative to the S&P 400 Index.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Recovery Fueled Healthy Midcap Gains

The reporting period witnessed the continuation of an economic recovery and stock market rally that had begun earlier in 2009.Although unemployment remained high during the fall of last year, accelerating manufacturing activity and an apparent bottoming of residential housing prices helped support improved confidence among businesses,consumers and investors. As was the case since the rally began, investors initially continued to search for bargains among lower-quality stocks that had been severely punished during the downturn.

However, over the latter part of the reporting period, we began to detect a shift in investor sentiment.The market gave back a portion of its previous gains in January as it digested news of a new debt crisis in Europe before rebounding in February. At the same time, investors appeared to be paying more attention to underlying business fundamentals, suggesting the beginning of a change in their focus toward higher-quality companies with sustainable revenues and earnings.

Industrial and Health Care Stocks Among Strongest Performers

The fund participated fully in the market rebound. As the economy recovered, the fund achieved strong results from its stock selection strategy across a variety of market sectors. In the industrials sector, mining equipment manufacturer Bucyrus International exceeded earnings forecasts and made an acquisition that was regarded favorably by investors. Basic materials producer Huntsman raised its earnings forecast in the wake of strong quarterly sales growth. Energy company Encore Acquisition, an oil and gas exploration firm, received a takeover offer at a substantial premium to its then-prevailing stock price.

Among technology companies, F5 Networks reported strong sales growth, and networking company Avocent Corp. received an acquisition offer.We sold Avocent after it had advanced to a fuller valuation. Results in the health care sector were bolstered by managed care provider Humana, which gained value as concerns eased surrounding health care reform legislation, and Valeant Pharmaceuticals International climbed when the Food & Drug Administration (“FDA”) announced that it would review the company’s new epilepsy medicine.

4

Disappointments during the reporting period included engineering-and-construction firm Dycom Industries, which saw sluggish demand from customers in the telecommunications industry. General Cable was hurt by weak demand for the wiring used in residential and commercial construction. Apparel retailer Aeropostale reported weaker-than-expected same-store sales comparisons for the fourth quarter of 2009. Book seller Barnes & Noble stumbled due to a weak holiday sales season, despite raising its earnings forecast in anticipation of strong sales of its new electronic book reader. Finally, although it posted good financial results, Endo Pharmaceuticals Holdings lost value when the FDA requested more information about the side effects of a key drug.

Maintaining a Disciplined Investment Process

As of the reporting period’s end, the momentum factors considered by our quantitative models have added value, while valuation has continued to contribute as well. The current more stable environment has been favorable for the fund’s disciplined investment approach. For much of 2009, we maintained particularly tight control of the fund’s sector, industry, market-capitalization and volatility weightings to ensure that even in the more volatile market, individual stock selections would continue to drive the fund’s relative performance. As volatility has abated, we have returned to more normal top-down risk controls.

March 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Structured Midcap Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 7.64	$ 11.72	$ 11.09	$ 5.51
Ending value (after expenses)	$1,153.60	$1,149.30	$1,150.50	$1,156.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 7.15	$ 10.99	$ 10.39	$ 5.16
Ending value (after expenses)	$1,017.70	$1,013.88	$1,014.48	$1,019.69

† Expenses are equal to the fund’s annualized expense ratio of 1.43% for Class A, 2.20% for Class B, 2.08% for
Class C and 1.03% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

Common Stocks—99.7%	Shares	Value ($)
Basic Materials—9.0%
Cabot	20,100	584,106
Carlisle Cos.	40,400	1,385,720
Crown Holdings	21,300 [a]	581,916
Huntsman	47,300	649,429
International Paper	11,800	273,406
Lubrizol	9,100	718,991
Minerals Technologies	23,900	1,167,037
Reliance Steel & Aluminum	27,000	1,197,180
Scotts Miracle-Gro, Cl. A	7,800	304,590
Temple-Inland	63,100	1,174,922
Valmont Industries	8,000 [b]	569,600
Valspar	11,100	303,696
Worthington Industries	72,000	1,140,480
		10,051,073
Commercial Services—8.0%
Brink’s	32,300	823,004
Broadridge Financial Solutions	44,000	925,760
Cintas	10,300 [b]	255,337
Cognizant Technology Solutions, Cl. A	12,300 [a]	591,999
Computer Sciences	20,800 [a]	1,077,232
Corrections Corp. of America	25,600 [a]	547,840
FactSet Research Systems	11,900 [b]	787,780
Fair Isaac	30,300 [b]	695,688
Fidelity National Information Services	10,500	236,670
FTI Consulting	4,400 [a]	161,656
Gartner	39,700 [a,b]	944,463
ITT Educational Services	9,300 [a]	1,014,072
Regis	15,100	249,603
Teradata	18,700 [a]	570,163
		8,881,267
Consumer Cyclical—11.2%
Aaron’s	19,500 [b]	578,565
Advance Auto Parts	36,600 [b]	1,493,280
Aeropostale	27,650 [a]	977,704
Dollar Tree	22,500 [a]	1,254,150

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Cyclical (continued)
Dycom Industries	87,000 [a]	785,610
KBR	17,600	364,496
MDU Resources Group	36,700	750,148
Oshkosh	42,800 [a]	1,631,536
PetSmart	31,200	849,264
Pulte Homes	43,900 [a,b]	475,437
Rent-A-Center	22,600 [a]	502,624
Ross Stores	16,500 [b]	807,015
Signet Jewelers	15,500 [a]	446,555
Timberland, Cl. A	20,500 [a]	379,045
URS	8,800 [a]	409,200
Warnaco Group	18,600 [a]	776,364
		12,480,993
Consumer Non-Cyclical—3.8%
Blyth	6,500	187,460
Energizer Holdings	3,200 [a]	185,440
Hormel Foods	20,200	830,422
Lancaster Colony	25,200	1,450,008
Smithfield Foods	26,800 [a]	461,228
Tyson Foods, Cl. A	17,900	305,016
Universal	15,200 [b]	806,360
		4,225,934
Consumer Services—4.6%
American Greetings, Cl. A	24,900	474,843
Boyd Gaming	23,000 [a,b]	175,720
Brinker International	48,200	872,902
Cheesecake Factory	62,900 [a,b]	1,487,585
Fossil	19,600 [a]	710,500
International Speedway, Cl. A	5,100	136,221
Scholastic	21,600 [b]	635,040
Wyndham Worldwide	27,500	632,225
		5,125,036
Energy—6.7%
Bill Barrett	29,800 [a,b]	1,010,518
Encore Acquisition	6,700 [a]	331,851
Energen	16,900	768,274

8

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
EXCO Resources	20,000	378,200
Frontier Oil	62,300	771,897
Helix Energy Solutions Group	39,400 [a]	453,494
Oceaneering International	16,200 [a]	979,290
Oil States International	8,400 [a]	361,368
Patterson-UTI Energy	16,800	259,392
Pioneer Natural Resources	12,600 [b]	587,790
SEACOR Holdings	8,400 [a]	641,592
Tesoro	22,600 [b]	269,392
Unit	16,000 [a]	695,520
		7,508,578
Financial—18.9%
Alexandria Real Estate Equities	12,900 [b,c]	794,898
American Financial Group	48,750	1,261,162
AmeriCredit	68,800 [a,b]	1,530,800
Ameriprise Financial	15,500	620,465
Annaly Capital Management	30,500 [c]	560,590
Corporate Office Properties Trust	13,800 [c]	508,254
Digital Realty Trust	10,800 [b]	557,064
Equity One	23,500 [b,c]	434,045
Federated Investors, Cl. B	12,000 [b]	300,120
First Horizon National	17,000 [a]	217,600
FirstMerit	49,400	1,044,316
HCC Insurance Holdings	39,900	1,113,210
Hospitality Properties Trust	55,000 [c]	1,208,350
Hudson City Bancorp	70,600	954,512
Liberty Property Trust	13,700 [c]	423,741
Macerich	26,039 [b,c]	928,030
Mercury General	3,000	123,180
New York Community Bancorp	31,700	491,033
NewAlliance Bancshares	98,800	1,183,624
Old Republic International	32,200	363,538
Potlatch	29,200 [b,c]	964,184
Principal Financial Group	19,200	445,632
Raymond James Financial	9,700	250,842
Regency Centers	14,800 [b,c]	513,116

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Reinsurance Group of America	13,500	641,655
StanCorp Financial Group	31,400	1,349,572
SVB Financial Group	11,100 [a,b]	494,616
Weingarten Realty Investors	41,600 [b,c]	856,544
Westamerica Bancorporation	18,800 [b]	1,031,744
		21,166,437
Health Care—12.2%
Charles River Laboratories International	19,800 [a,b]	750,816
Cooper	8,400	336,504
Endo Pharmaceuticals Holdings	45,400 [a]	1,032,850
Henry Schein	24,400 [a]	1,386,652
Humana	22,200 [a]	1,050,726
Kinetic Concepts	26,900 [a,b]	1,127,648
LifePoint Hospitals	22,600 [a,b]	689,300
Mine Safety Appliances	12,700	322,453
Omnicare	31,400	849,998
OSI Pharmaceuticals	29,100 [a,b]	1,077,282
Resmed	17,400 [a]	993,192
STERIS	32,900 [b]	1,039,969
Techne	22,000	1,406,240
Valeant Pharmaceuticals International	36,800 [a,b]	1,369,696
Vertex Pharmaceuticals	5,300 [a]	215,233
		13,648,559
Industrials—5.8%
Bucyrus International	25,700	1,607,792
Donaldson	18,900	779,814
General Cable	10,700 [a,b]	261,401
Hubbell, Cl. B	28,400	1,330,540
Joy Global	20,000	1,016,000
L-3 Communications Holdings	5,600	511,952
Timken	35,300	925,919
		6,433,418
Technology—11.7%
Advent Software	25,600 [a,b]	1,032,192
Avnet	21,800 [a]	601,898
CA	25,900	582,750
CommScope	35,700 [a]	909,993

10

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Cypress Semiconductor	106,800 [a,b]	1,264,512
Expedia	16,300	362,512
F5 Networks	21,200 [a]	1,182,960
Fairchild Semiconductor International	29,200 [a]	301,344
Harris	5,200	235,144
Ingram Micro, Cl. A	27,600 [a]	488,520
Intersil, Cl. A	40,800	605,472
Micron Technology	42,500 [a]	385,050
Pitney Bowes	13,700 [b]	313,730
Plantronics	7,700	218,911
Sybase	24,400 [a]	1,083,116
Synopsys	57,900 [a]	1,268,010
Tech Data	42,300 [a]	1,812,132
Xilinx	17,800	459,774
		13,108,020
Telecommunications—.7%
Telephone & Data Systems	21,600	674,136
US Cellular	4,100 [a]	150,183
		824,319
Transportation—1.4%
Con-way	24,400 [b]	792,756
Expeditors International of Washington	13,400	488,698
GATX	10,700 [b]	285,155
		1,566,609
Utilities—5.7%
AGL Resources	13,700	497,721
Atmos Energy	15,900	436,614
CMS Energy	19,400 [b]	296,238
DPL	69,200	1,836,568
IDACORP	14,400	475,632
NSTAR	6,900	233,358
NV Energy	99,600	1,106,556
Southern Union	45,600	1,091,664
WGL Holdings	12,000	394,200
		6,368,551
Total Common Stocks
(cost $105,758,117)		111,388,794

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $302,000)	302,000 [d]	302,000

Investment of Cash Collateral
for Securities Loaned—20.2%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $22,524,603)	22,524,603 [d]	22,524,603

Total Investments (cost $128,584,720)	120.2%	134,215,397
Liabilities, Less Cash and Receivables	(20.2%)	(22,555,668)
Net Assets	100.0%	111,659,729

a Non-income producing security.
b Security, or portion thereof, on loan. At February 28, 2010, the total market value of the fund’s securities on loan is
$22,003,061 and the total market value of the collateral held by the fund is $22,524,603.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Money Market Investments	20.5	Industrials	5.8
Financial	18.9	Utilities	5.7
Health Care	12.2	Consumer Services	4.6
Technology	11.7	Consumer Non-Cyclical	3.8
Consumer Cyclical	11.2	Transportation	1.4
Basic Materials	9.0	Telecommunications	.7
Commercial Services	8.0
Energy	6.7		120.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,003,061)—Note 1(b):
Unaffiliated issuers	105,758,117	111,388,794
Affiliated issuers	22,826,603	22,826,603
Cash		52,397
Dividends and interest receivable		153,653
Receivable for shares of Common Stock subscribed		126,588
Prepaid expenses		19,317
		134,567,352
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		100,235
Liability for securities on loan—Note 1(b)		22,524,603
Payable for shares of Common Stock redeemed		164,694
Accrued expenses		118,091
		22,907,623
Net Assets ($)		111,659,729
Composition of Net Assets ($):
Paid-in capital		153,704,867
Accumulated undistributed investment income—net		81,889
Accumulated net realized gain (loss) on investments		(47,757,704)
Accumulated net unrealized appreciation
(depreciation) on investments		5,630,677
Net Assets ($)		111,659,729

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	43,287,343	1,902,948	11,656,746	54,812,692
Shares Outstanding	2,764,857	129,470	790,593	3,461,371
Net Asset Value Per Share ($)	15.66	14.70	14.74	15.84

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,077,360
Affiliated issuers	388
Income from securities lending—Note 1(b)	17,590
Total Income	1,095,338
Expenses:
Management fee—Note 3(a)	411,900
Shareholder servicing costs—Note 3(c)	212,889
Distribution fees—Note 3(b)	50,839
Professional fees	18,570
Registration fees	10,948
Prospectus and shareholders’ reports	8,754
Custodian fees—Note 3(c)	8,107
Directors’ fees and expenses—Note 3(d)	3,188
Loan commitment fees—Note 2	2,072
Miscellaneous	7,570
Total Expenses	734,837
Less—reduction in fees due to earnings credits—Note 1(b)	(4,358)
Net Expenses	730,479
Investment Income—Net	364,859
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,289,080
Net unrealized appreciation (depreciation) on investments	11,098,610
Net Realized and Unrealized Gain (Loss) on Investments	15,387,690
Net Increase in Net Assets Resulting from Operations	15,752,549

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Operations ($):
Investment income—net	364,859	784,942
Net realized gain (loss) on investments	4,289,080	(40,768,072)
Net unrealized appreciation
(depreciation) on investments	11,098,610	(2,211,689)
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,752,549	(42,194,819)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(150,648)	(253,493)
Class I Shares	(348,790)	(390,769)
Class T Shares	—	(33,878)
Total Dividends	(499,438)	(678,140)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	6,476,695	53,110,868
Class B Shares	—	13,248
Class C Shares	170,741	629,342
Class I Shares	5,143,423	9,165,836
Class T Shares	—	1,320,992
Dividends reinvested:
Class A Shares	133,029	236,680
Class I Shares	346,096	390,769
Class T Shares	—	22,206
Cost of shares redeemed:
Class A Shares	(16,554,791)	(51,488,675)
Class B Shares	(487,092)	(853,379)
Class C Shares	(1,634,283)	(5,623,019)
Class I Shares	(3,703,077)	(10,521,843)
Class T Shares	—	(9,355,140)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,109,259)	(12,952,115)
Total Increase (Decrease) in Net Assets	5,143,852	(55,825,074)
Net Assets ($):
Beginning of Period	106,515,877	162,340,951
End of Period	111,659,729	106,515,877
Undistributed investment income—net	81,889	216,468

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	439,546	4,923,358
Shares issued for dividends reinvested	8,952	21,652
Shares redeemed	(1,118,925)	(4,926,075)
Net Increase (Decrease) in Shares Outstanding	(670,427)	18,935
Class Bb
Shares sold	—	1,156
Shares redeemed	(35,701)	(76,340)
Net Increase (Decrease) in Shares Outstanding	(35,701)	(75,184)
Class C
Shares sold	12,126	55,024
Shares redeemed	(118,290)	(502,625)
Net Increase (Decrease) in Shares Outstanding	(106,164)	(447,601)
Class I
Shares sold	342,879	758,746
Shares issued for dividends reinvested	23,058	35,396
Shares redeemed	(248,316)	(871,331)
Net Increase (Decrease) in Shares Outstanding	117,621	(77,189)
Class Tc
Shares sold	—	111,711
Shares issued for dividends reinvested	—	2,064
Shares redeemed	—	(869,082)
Net Increase (Decrease) in Shares Outstanding	—	(755,307)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended February 28, 2010, 8,266 Class B shares representing $108,542 were automatically converted to 7,754 Class A shares and during the period ended August 31, 2009, 19,216 Class B shares representing $225,000 were automatically converted to 18,084 Class A shares.
c On the close of business on February 4, 2009, 483,824 Class T shares representing $5,138,211 were converted to
476,643 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	13.62	17.80	20.93	18.57	17.75	14.74
Investment Operations:
Investment income (loss)—net[a]	.04	.09	.06	.05	.02	(.02)
Net realized and unrealized
gain (loss) on investments	2.05	(4.20)	(1.93)	2.85	1.25	3.36
Total from Investment Operations	2.09	(4.11)	(1.87)	2.90	1.27	3.34
Distributions:
Dividends from
investment income—net	(.05)	(.07)	—	—	—	—
Dividends from net realized
gain on investments	—	—	(1.26)	(.54)	(.45)	(.33)
Total Distributions	(.05)	(.07)	(1.26)	(.54)	(.45)	(.33)
Net asset value, end of period	15.66	13.62	17.80	20.93	18.57	17.75
Total Return (%)[b]	15.36[c]	(23.02)	(9.37)	15.76	7.23	22.88
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.44[d]	1.52	1.22	1.22	1.35	1.71
Ratio of net expenses
to average net assets	1.43[d]	1.51	1.22[e]	1.22[e]	1.34	1.46
Ratio of net investment income
(loss) to average net assets	.56[d]	.74	.32	.26	.09	(.11)
Portfolio Turnover Rate	35.73[c]	102.59	88.40	122.16	119.22	160.45
Net Assets, end of period
($ x 1,000)	43,287	46,780	60,795	106,762	37,056	18,910

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2010			Year Ended August 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	12.79	16.77	19.96	17.87	17.23	14.43
Investment Operations:
Investment (loss)—net[a]	(.01)	(.01)	(.09)	(.12)	(.13)	(.15)
Net realized and unrealized
gain (loss) on investments	1.92	(3.97)	(1.84)	2.75	1.22	3.28
Total from Investment Operations	1.91	(3.98)	(1.93)	2.63	1.09	3.13
Distributions:
Dividends from net realized
gain on investments	—	—	(1.26)	(.54)	(.45)	(.33)
Net asset value, end of period	14.70	12.79	16.77	19.96	17.87	17.23
Total Return (%)[b]	14.93[c]	(23.73)	(10.16)	14.91	6.33	21.90
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.21[d]	2.34	2.07	2.09	2.20	2.62
Ratio of net expenses
to average net assets	2.20[d]	2.34[e]	2.07[e]	2.08	2.17	2.30
Ratio of net investment (loss)
to average net assets	(.21)[d]	(.11)	(.53)	(.62)	(.73)	(.96)
Portfolio Turnover Rate	35.73[c]	102.59	88.40	122.16	119.22	160.45
Net Assets, end of period
($ x 1,000)	1,903	2,113	4,030	5,798	5,646	5,288

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

Six Months Ended
February 28, 2010			Year Ended August 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	12.82	16.78	19.96	17.86	17.23	14.42
Investment Operations:
Investment income (loss)—net[a]	(.01)	.00[b]	(.08)	(.11)	(.12)	(.15)
Net realized and unrealized
gain (loss) on investments	1.93	(3.96)	(1.84)	2.75	1.20	3.29
Total from Investment Operations	1.92	(3.96)	(1.92)	2.64	1.08	3.14
Distributions:
Dividends from net realized
gain on investments	—	—	(1.26)	(.54)	(.45)	(.33)
Net asset value, end of period	14.74	12.82	16.78	19.96	17.86	17.23
Total Return (%)[c]	15.05[d]	(23.60)	(10.10)	14.91	6.39	21.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.09[e]	2.23	2.01	2.01	2.12	2.45
Ratio of net expenses
to average net assets	2.08[e]	2.22	2.00	2.01[f]	2.12[f]	2.25
Ratio of net investment income
(loss) to average net assets	(.09)[e]	.01	(.46)	(.55)	(.68)	(.90)
Portfolio Turnover Rate	35.73[d]	102.59	88.40	122.16	119.22	160.45
Net Assets, end of period
($ x 1,000)	11,657	11,499	22,554	28,984	21,865	13,395

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2010			Year Ended August 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	13.79	18.05	21.18	18.75	17.91	14.85
Investment Operations:
Investment income—net[b]	.07	.12	.10	.09	.04	.00[c]
Net realized and unrealized
gain (loss) on investments	2.08	(4.26)	(1.97)	2.88	1.25	3.39
Total from Investment Operations	2.15	(4.14)	(1.87)	2.97	1.29	3.39
Distributions:
Dividends from
investment income—net	(.10)	(.12)	—	—	—	—
Dividends from net realized
gain on investments	—	—	(1.26)	(.54)	(.45)	(.33)
Total Distributions	(.10)	(.12)	(1.26)	(.54)	(.45)	(.33)
Net asset value, end of period	15.84	13.79	18.05	21.18	18.75	17.91
Total Return (%)	15.65[d]	(22.78)	(9.25)	15.99	7.28	23.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.03[e]	1.18	1.04	1.13	2.08	1.73
Ratio of net expenses
to average net assets	1.03[e,f]	1.17	1.03	1.07	1.21	1.29
Ratio of net investment income
to average net assets	.97[e]	1.01	.51	.41	.24	.05
Portfolio Turnover Rate	35.73[d]	102.59	88.40	122.16	119.22	160.45
Net Assets, end of period
($ x 1,000)	54,813	46,124	61,738	30,071	5,491	2,068

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers ten series, including the fund. The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations

22

or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	111,388,794	—	—	111,388,794
Mutual Funds	22,826,603	—	—	22,826,603

†	See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The

24

new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities in a timely manner. During the period ended February 28, 2010, The Bank of New York Mellon earned $7,539 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $17,388,744 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2009. If not applied, the carryover expires in fiscal 2017.

26

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2009 was as follows: ordinary income $678,140. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on February 28, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.25%
$100 million up to $1 billion	.20%
$1 billion up to $1.5 billion	.16%
In excess of $1.5 billion	.10%

During the period ended February 28, 2010, the Distributor retained $839 from commissions earned on sales of the fund’s Class A shares

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and $5,833 and $173 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2010, Class B and Class C shares were charged $7,491 and $43,348, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, Class A, Class B and Class C shares were charged $57,588, $2,497 and $14,450, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $30,647 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $2,203 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were offset by earnings credits pursuant to the cash management agreement.

28

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $8,107 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $63,473, Rule 12b-1 distribution plan fees $7,678, shareholder services plan fees $10,938, custody fees $4,860, chief compliance officer fees $6,124 and transfer agency per account fees $7,162.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2010, amounted to $38,670,818 and $48,434,744, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended February 28, 2010 were as follows:

Affiliated
Investment	Value			Value % of Net
Company	8/31/2009 ($)	Purchases ($)	Sales ($)	2/28/2010 ($)	Assets
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	963,000	10,965,000	11,626,000	302,000.3
Dreyfus
Institutional
Cash
Advantage
Plus Fund	23,666,759	41,086,340	42,228,496	22,524,603	20.2
Total	24,629,759	52,051,340	53,854,496	22,826,603	20.5

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

At February 28, 2010, accumulated net unrealized appreciation on investments was $5,630,677, consisting of $14,552,912 gross unrealized appreciation and $8,922,235 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

30

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus
Technology Growth Fund

SEMIANNUAL REPORT February 28, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Technology Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for DreyfusTechnology Growth Fund, covering the six-month period from September 1, 2009, through February 28, 2010.

Equity markets began the reporting period in the midst of a broad-based rebound in security prices, as global credit markets showed improvements and an economic recovery gained momentum in the United States and around the world.The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment.

According to our Chief Economist, sustained global and U.S. economic expansion should proceed at an above-trend pace in 2010, the result of macroeconomic stimulation adopted by nearly every country in the world over the last year.As for the stock market, investors probably will need to be more selective as the risk trade runs its course. Instead, positive returns over the foreseeable future are more likely to be delivered through a selective security evaluation process that favors active investors. And while the magnitude of returns, in all likelihood, should moderate this year relative to the extraordinary rebound since March 2009, we believe there will be many opportunities for investors over the months to come.As always, your financial advisor can help you identify those opportunities and recommend appropriate ways for you to align them with your current needs, future goals and attitude toward risk.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2009, through February 28, 2010, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2010, DreyfusTechnology Growth Fund’s Class A shares produced a total return of 10.26%, Class B shares returned 9.77%, Class C shares returned 9.74% and Class I shares returned 10.42%.1 In comparison, the fund’s benchmarks, the Morgan Stanley HighTechnology 35 Index (“MS HighTech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 11.63% and 9.32%, respectively, over the same period.2,3

Stocks continued to rally over the reporting period as credit markets thawed and the U.S. and global economies recovered.Technology stocks fared particularly well, which we attribute to expectations of rising spending among businesses overdue for technology upgrades.The fund produced higher returns than the S&P 500 Index but lower returns than the MS HighTech 35 Index,primarily due to strong performance among benchmark components that did not meet our investment criteria.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation.The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.The fund seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Technology Sector Continued to Make Headway

The reporting period witnessed the continuation of an economic recovery and stock market rally that had begun earlier in 2009.Although unemployment and foreclosure rates remained high, improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Historically, technology stocks have been considered early beneficiaries of economic recoveries, and the reporting period was no exception as the information technology sector produced higher returns than broad market averages. Technology companies that had reduced inventories and cut costs in the recession began to produce more goods to keep pace with recovering demand. In addition, the technology sector benefited from the start of a new product cycle that included a major operating system upgrade from Microsoft, new smartphones from Apple and Research in Motion, and wider adoption of new server virtualization technologies by businesses. Stronger growth in overseas markets, including China, also buoyed the U.S. technology sector.

As was the case since the rally began, investors during the fall of 2009 continued to search for bargains among lower-quality stocks that had been severely punished during the downturn.However,over the first two months of 2010, we began to detect a shift in market sentiment as investors appeared to pay more attention to business fundamentals. In our view, this may suggest the beginning of a change in their focus toward higher-quality companies with sustainable revenues and earnings.

Focus on Quality Dampened Relative Performance

Although the fund participated in the technology sector’s strength to a significant degree, the rally was dominated by lower-quality companies that bounced back from depressed levels. Nonetheless, the fund achieved relative success among companies poised to benefit from the increased popularity of “cloud computing” and server virtualization technologies, such as VMware, BMC Software, EMC Corp., Microsoft Corp., Oracle Corp., Cisco Systems and NetApp.These companies all play a role in helping businesses optimize their computing resources.

Other winners over the reporting period included technology services outsourcer Cognizant Technology Solutions, which benefited from greater discretionary spending among businesses. Data integration and quality specialist Informatica encountered strong demand from multiple industries as the need to cleanse and consolidate data continues to increase. Dolby Labs achieved higher revenues from the audio technology it licenses for use in Microsoft’s Windows 7 operating system.The fund’s holdings of Internet companies also fared relatively well, led higher by online media giant Google.

4

Disappointments during the reporting period included underweighted exposure to online retailer Amazon.com, which advanced strongly despite a sluggish holiday season by capturing a greater share of online consumer purchases. Although it capably executed its turnaround plan, game developer Electronic Arts declined due to the difficult holiday sales season. Brocade Communications Systems fell when acquisition rumors proved overblown. Personal computer maker Dell continued to struggle with losses in market share, prompting us to sell the fund’s position.

Positioned for the Next Phase of the Cycle

We remain optimistic regarding the prospects for technology stocks.We have focused primarily on companies—including software developers and technology service providers—that we expect to benefit from spending on system upgrades that had been postponed during the recession. We also have emphasized companies with a presence in overseas markets where economic conditions are likely to be more robust than in the United States. Conversely, we have generally deemphasized traditional early-cycle companies, such as semiconductor manufacturers, that may already have seen the lion share of their recovery-driven gains.

March 15, 2010

The technology sector has been among the most volatile sectors of the stock market.
Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses. An investment in the fund should be considered only as a supplement to a complete investment program.
Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The index does not take into account fees and expenses to which the fund is subject.
3	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.The index does not take into account fees and expenses to which the fund is subject.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Technology Growth Fund from September 1, 2009 to February 28, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 8.08	$ 12.85	$ 13.00	$ 6.37
Ending value (after expenses)	$1,102.60	$1,097.70	$1,097.40	$1,104.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2010

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$ 7.75	$ 12.33	$ 12.47	$ 6.11
Ending value (after expenses)	$1,017.11	$1,012.55	$1,012.40	$1,018.74

† Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.47% for Class B, 2.50% for
Class C and 1.22% for Class I Shares, multiplied by the average account value over the period, multiplied by
181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2010 (Unaudited)

Common Stocks—98.2%	Shares	Value ($)
Consumer Discretionary—1.9%
Amazon.com	39,810 [a]	4,713,504
Information Technology—94.3%
Akamai Technologies	281,250 [a,b]	7,396,875
Amphenol, Cl. A	124,252	5,175,096
Apple	51,918 [a]	10,623,461
BMC Software	142,331 [a]	5,243,474
Broadcom, Cl. A	217,435	6,810,064
Cavium Networks	158,345 [a]	3,784,446
Cisco Systems	384,490 [a]	9,354,642
Cognizant Technology Solutions, Cl. A	150,377 [a]	7,237,645
Computer Sciences	99,950 [a]	5,176,411
Dolby Laboratories, Cl. A	136,790 [a,b]	7,286,803
Electronic Arts	281,338 [a]	4,664,584
EMC	413,160 [a]	7,226,168
Equinix	47,750 [a,b]	4,510,943
Google, Cl. A	22,218 [a]	11,704,442
Hewlett-Packard	203,420	10,331,702
Informatica	254,420 [a]	6,492,798
KLA-Tencor	139,770	4,071,500
Lam Research	216,730 [a]	7,349,314
Lexmark International, Cl. A	108,300 [a]	3,650,793
Microsoft	428,706	12,286,714
Motorola	756,380 [a]	5,113,129
NetApp	172,470 [a]	5,175,825
NVIDIA	488,800 [a]	7,918,560
Oracle	355,746	8,769,139
Paychex	180,840 [b]	5,414,350
QUALCOMM	305,470	11,207,694

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Quest Software	299,590 [a]	5,048,092
Research In Motion	158,990 [a]	11,269,211
Riverbed Technology	210,660 [a]	5,740,485
Salesforce.com	85,020 [a]	5,777,109
Sybase	141,270 [a]	6,270,975
Teradata	193,670 [a]	5,904,998
VMware, Cl. A	126,630 [a]	6,269,451
		230,256,893
Telecommunication Services—2.0%
AT & T	195,080	4,839,935
Total Common Stocks
(cost $210,704,355)		239,810,332

Limited Partnership Interests—.7%		Value ($)
Information Technology
Bluestream Ventures, LPa,d		1,743,485
Ingenex, LPa,d		0
Total Limited Partnership Interests
(cost $3,181,315)		1,743,485

Other Investment—1.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,336,000)	2,336,000 [c]	2,336,000

8

Investment of Cash Collateral
for Securities Loaned—5.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $12,917,160)	12,917,160 [c]	12,917,160
Total Investments (cost $229,138,830)	105.2%	256,806,977
Liabilities, Less Cash and Receivables	(5.2%)	(12,674,518)
Net Assets	100.0%	244,132,459

a Non-income producing security.
b Security, or portion thereof, on loan. At February 28, 2010, the total market value of the fund’s securities on loan is
$12,662,002 and the total market value of the collateral held by the fund is $12,917,160.
c Investment in affiliated money market mutual fund.
d Securities restricted as to public resale. Investment in restricted securities with aggregated market value assets of
$1,743,485 representing .7% of net assets (see below).

Issuer	Acquisition Date	Cost ($)	Net Assets (%)	Valuation ($)
Bluestream
Ventures, LP	4/30/2004-6/11/2008	3,181,315	0.7	1,743,485
Ingenex, LP	4/30/2004	0	0.0	0

† The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	95.0	Consumer Discretionary	1.9
Money Market Investments	6.3
Telecommunication Services	2.0		105.2

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,662,002)—Note 1(c):
Unaffiliated issuers	213,885,670	241,553,817
Affiliated issuers	15,253,160	15,253,160
Cash		67,754
Dividends and interest receivable		1,223,756
Receivable for shares of Common Stock subscribed		75,045
Prepaid expenses		40,605
		258,214,137
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		276,185
Liability for securities on loan—Note 1(c)		12,917,160
Payable for shares of Common Stock redeemed		523,658
Accrued expenses		364,675
		14,081,678
Net Assets ($)		244,132,459
Composition of Net Assets ($):
Paid-in capital		404,985,800
Accumulated Investment (loss)—net		(1,673,587)
Accumulated net realized gain (loss) on investments		(186,847,901)
Accumulated net unrealized appreciation
(depreciation) on investments		27,668,147
Net Assets ($)		244,132,459

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	214,828,891	3,141,551	22,671,610	3,490,407
Shares Outstanding	9,009,961	146,396	1,048,545	140,159
Net Asset Value Per Share ($)	23.84	21.46	21.62	24.90

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	367,414
Affiliated issuers	3,602
Income from securities lending—Note 1(c)	7,512
Total Income	378,528
Expenses:
Management fee—Note 3(a)	935,456
Shareholder servicing costs—Note 3(c)	907,679
Distribution fees—Note 3(b)	99,969
Prospectus and shareholders’ reports	41,479
Registration fees	29,476
Professional fees	26,209
Custodian fees—Note 3(c)	13,719
Directors’ fees and expenses—Note 3(d)	7,887
Loan commitment fees—Note 2	2,829
Miscellaneous	14,335
Total Expenses	2,079,038
Less—reduction in fees due to earnings credits—Note 1(c)	(26,923)
Net Expenses	2,052,115
Investment (Loss)—Net	(1,673,587)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	23,150,547
Net unrealized appreciation (depreciation) on investments	1,689,200
Net Realized and Unrealized Gain (Loss) on Investments	24,839,747
Net Increase in Net Assets Resulting from Operations	23,166,160

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Operations ($):
Investment (loss)—net	(1,673,587)	(1,783,972)
Net realized gain (loss) on investments	23,150,547	(62,435,229)
Net unrealized appreciation
(depreciation) on investments	1,689,200	22,878,405
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,166,160	(41,340,796)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	17,377,659	57,642,713
Class B Shares	49,036	47,191
Class C Shares	1,066,462	481,382
Class I Shares	1,346,124	690,834
Class T Shares	—	91,848
Cost of shares redeemed:
Class A Shares	(37,297,157)	(68,621,752)
Class B Shares	(1,276,414)	(3,003,041)
Class C Shares	(2,058,115)	(3,681,020)
Class I Shares	(439,864)	(18,064,509)
Class T Shares	—	(1,413,218)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(21,232,269)	(35,829,572)
Total Increase (Decrease) in Net Assets	1,933,891	(77,170,368)
Net Assets ($):
Beginning of Period	242,198,568	319,368,936
End of Period	244,132,459	242,198,568
Accumulated investment (loss)—net	(1,673,587)	—

a Effective as of close of business on February 4, 2009, the fund no longer offers Class T shares.

12

	Six Months Ended
	February 28, 2010	Year Ended
	(Unaudited)	August 31, 2009[a]
Capital Share Transactions:
Class Ab,c
Shares sold	691,544	3,195,372
Shares redeemed	(1,583,553)	(3,741,056)
Net Increase (Decrease) in Shares Outstanding	(892,009)	(545,684)
Class Bb
Shares sold	1,573	2,689
Shares redeemed	(60,979)	(179,469)
Net Increase (Decrease) in Shares Outstanding	(59,406)	(176,780)
Class C
Shares sold	44,718	27,730
Shares redeemed	(94,946)	(226,392)
Net Increase (Decrease) in Shares Outstanding	(50,228)	(198,662)
Class I
Shares sold	53,809	35,801
Shares redeemed	(17,832)	(788,617)
Net Increase (Decrease) in Shares Outstanding	35,977	(752,816)
Class Tc
Shares sold	—	4,966
Shares redeemed	—	(91,517)
Net Increase (Decrease) in Shares Outstanding	—	(86,551)

a Effective as of the close of business on February 4, 2009, the fund no longer offers Class T shares.
b During the period ended February 28, 2010, 37,907 Class B shares representing $787,288 were automatically converted to 34,173 Class A shares and during the period ended August 31, 2009, 90,653 Class B shares representing $1,524,394 were automatically converted to 82,529 Class A shares.
c On the close of business on February 4, 2009, 71,990 Class T shares representing $1,090,652 were automatically converted to 69,116 Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2010			Year Ended August 31,
Class A Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	21.63	24.63	27.18	23.03	22.40	19.64
Investment Operations:
Investment (loss)—net[a]	(.15)	(.13)	(.15)	(.21)	(.18)	(.10)
Net realized and unrealized
gain (loss) on investments	2.36	(2.87)	(2.40)	4.36	.78	2.86
Total from Investment Operations	2.21	(3.00)	(2.55)	4.15	.60	2.76
Capital contribution by Manager	—	—	—	—	.03	—
Net asset value, end of period	23.84	21.63	24.63	27.18	23.03	22.40
Total Return (%)[b]	10.26[c]	(12.22)	(9.35)	18.02	2.81[d]	14.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.57[e]	1.70	1.52	1.46	1.38	1.32
Ratio of net expenses
to average net assets	1.55[e]	1.67	1.44	1.42	1.38[f]	1.32[f]
Ratio of net investment (loss)
to average net assets	(1.24)[e]	(.72)	(.59)	(.82)	(.77)	(.45)
Portfolio Turnover Rate	54.44[c]	122.48	126.37	28.80	48.26	44.59
Net Assets, end of period
($ x 1,000)	214,829	214,170	257,360	366,083	391,530	384,411

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 2.67%.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

14

Six Months Ended
February 28, 2010			Year Ended August 31,
Class B Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	19.55	22.57	25.10	21.51	21.17	18.75
Investment Operations:
Investment (loss)—net[a]	(.23)	(.33)	(.34)	(.43)	(.41)	(.29)
Net realized and unrealized
gain (loss) on investments	2.14	(2.69)	(2.19)	4.02	.72	2.71
Total from Investment Operations	1.91	(3.02)	(2.53)	3.59	.31	2.42
Capital contribution by Manager	—	—	—	—	.03	—
Net asset value, end of period	21.46	19.55	22.57	25.10	21.51	21.17
Total Return (%)[b]	9.77[c]	(13.38)	(10.08)	16.69	1.61[d]	12.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.49[e]	3.03	2.38	2.51	2.47	2.29
Ratio of net expenses
to average net assets	2.47[e]	3.00	2.30	2.47	2.47[f]	2.29[f]
Ratio of net investment (loss)
to average net assets	(2.18)[e]	(2.03)	(1.46)	(1.91)	(1.92)	(1.41)
Portfolio Turnover Rate	54.44[c]	122.48	126.37	28.80	48.26	44.59
Net Assets, end of period
($ x 1,000)	3,142	4,024	8,634	18,097	45,652	162,849

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 1.47%.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2010			Year Ended August 31,
Class C Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	19.71	22.69	25.24	21.58	21.19	18.76
Investment Operations:
Investment (loss)—net[a]	(.24)	(.29)	(.34)	(.40)	(.38)	(.29)
Net realized and unrealized
gain (loss) on investments	2.15	(2.69)	(2.21)	4.06	.74	2.72
Total from Investment Operations	1.91	(2.98)	(2.55)	3.66	.36	2.43
Capital contribution by Manager	—	—	—	—	.03	—
Net asset value, end of period	21.62	19.71	22.69	25.24	21.58	21.19
Total Return (%)[b]	9.74[c]	(13.13)	(10.10)	16.96	1.84[d]	12.95
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.53[e]	2.76	2.37	2.32	2.33	2.28
Ratio of net expenses
to average net assets	2.50[e]	2.73	2.28	2.28	2.33[f]	2.28[f]
Ratio of net investment
(loss) to average net assets	(2.20)[e]	(1.78)	(1.43)	(1.69)	(1.73)	(1.39)
Portfolio Turnover Rate	54.44[c]	122.48	126.37	28.80	48.26	44.59
Net Assets, end of period
($ x 1,000)	22,672	21,655	29,434	40,090	50,656	67,295

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 1.70%.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

16

Six Months Ended
February 28, 2010			Year Ended August 31,
Class I Shares	(Unaudited)	2009	2008	2007[a]	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	22.55	25.54	28.08	23.71	22.97	20.06
Investment Operations:
Investment income (loss)—net[b]	(.11)	(.07)	(.06)	(.11)	(.08)	.00[c]
Net realized and unrealized
gain (loss) on investments	2.46	(2.92)	(2.48)	4.48	.79	2.91
Total from Investment Operations	2.35	(2.99)	(2.54)	4.37	.71	2.91
Capital contribution by Manager	—	—	—	—	.03	—
Net asset value, end of period	24.90	22.55	25.54	28.08	23.71	22.97
Total Return (%)	10.42[d]	(11.71)	(9.04)	18.43	3.22[e]	14.51
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.24[f]	1.28	1.24	1.08	.82	.86
Ratio of net expenses
to average net assets	1.22[f]	1.24	1.16	1.04	.82[g]	.86[g]
Ratio of net investment income
(loss) to average net assets	(.90)[f]	(.39)	(.22)	(.44)	(.36)	.01
Portfolio Turnover Rate	54.44[d]	122.48	126.37	28.80	48.26	44.59
Net Assets, end of period
($ x 1,000)	3,490	2,350	21,889	5,458	4,612	981,036

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Not annualized.
e If capital contribution had not been made by the Manager, total return for the year ended August 31, 2006 would have been 3.08%.
f Annualized.
g Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers ten series, including the fund. The fund’s investment objective is capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

18

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

20

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Investments in Securities:
Equity Securities—
Domestic†	228,541,121	—	—	228,541,121
Equity Securities—
Foreign†	11,269,211	—	—	11,269,211
Mutual Funds	15,253,160	—	—	15,253,160
Limited Partnership
Interests†			1,743,485	1,743,485

†	See Statement of Investments for industry classification.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Limited Partnership
Interests ($)
Balance as of 8/31/2009	1,825,686
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(82,201)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 2/28/2010	1,743,485

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

22

between trade and settlement dates and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investment are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2010, The Bank of New York Mellon earned $2,504, from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $161,365,309 available for federal income tax purposes subject to annual limitations on the utilization pursuant to Section 382 of the Internal Revenue Code. If not

24

applied, $72,980,095 of the carryover expires in fiscal 2011, $73,225,503 expires in fiscal 2012 and $15,159,711 expires in fiscal 2017.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2010, the Distributor retained $4,896 from commissions earned on sales of the fund’s Class A shares and $2,550 and $810 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2010, Class B and Class C shares were charged $13,631 and $86,338, respectively, pursuant to the Plan.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2010, Class A, Class B and Class C shares were charged $274,534, $4,544 and $28,779, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2010, the fund was charged $152,203 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 28, 2010, the fund was charged $26,923 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2010, the fund was charged $13,719 pursuant to the custody agreement.

During the period ended February 28, 2010, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

26

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $139,971, 12b-1 distribution plan fees $14,778, shareholder services plan fees $45,981, custodian fees $8,401, chief compliance officer fees $6,124 and transfer agency per account fees $60,930.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2010, amounted to $131,307,132 and $149,664,175, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by the adviser. Investments in affiliated investment companies for the period ended February 28, 2010 were as follows:

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

agreements. The fund held no derivatives during the period ended February 28, 2010.These disclosures did not impact the notes to the financial statements.

At February 28, 2010, accumulated net unrealized appreciation on investments was $27,668,147, consisting of $33,747,723 gross unrealized appreciation and $6,079,576 gross unrealized depreciation.

At February 28, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

28

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly

Advantage Funds, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	April 22, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	April 22, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)